UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22188
Van Kampen Retirement Strategy Trust

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036

(Address of principal executive offices)	(Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 8/31
Date of reporting period: 2/29/09

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen 2010 Retirement Strategy Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of February 28, 2009.

This material must be preceded or accompanied by a Class A and C share or Class I and R share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 2/28/09

	A Shares		C Shares		I Shares	R Shares
	since 10/23/08		since 10/23/08		since 10/23/08	since 10/23/08
		w/max		w/max
		5.75%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charges

Since Inception	–9.30%	–14.51%	–9.50%	–10.41%	–9.30%	–9.40%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please call 800.847.2424 or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, nonqualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

Returns for the Van Kampen Retirement Strategy Fund 2010 Composite Index are derived by applying the Fund’s target asset allocation to the results of the following benchmarks: for U.S. stocks, the Russell 1000® Growth Index, the Russell 1000® Value Index, the Standard & Poor’s 500® Index (S&P 500®), the Russell 1000® Index, the Russell Midcap® Growth Index, the Russell Midcap® Value Index and the Russell 2500® Index; for international stocks, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index and the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index; for bonds, the Barclays Capital U.S. Aggregate Index, the Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index and the Barclays Capital U.S. Government Inflation Linked Bond Index; for alternatives, the FTSE NAREIT Equity REITs Index; and for cash, the Citigroup 1-Month Treasury Bill Index. Overtime, the asset allocation mix of this Composite Index will change as the Fund’s target asset allocation changes according to a “glide path” developed by the Funds’ investment subadviser. The glide path represents the shifting of the Fund’s target asset allocation over time.

The Barclays Capital U.S. Aggregate Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the period since inception through February 28, 2009

Market Conditions

The shockwave that traveled through financial markets in September 2008 reached maximum intensity in October. While in September there were still some shelters from the storm, these were washed away in the ravages of October. With the exception of developed market government bonds and cash, virtually every asset class was down substantially in October. While the intensity of the sell-off receded in November and December, the extreme market volatility continued to take its toll. The real economy started to contract rapidly as the adverse effects from the financial crisis cascaded around the globe. Even unprecedented monetary easing from central banks around the world was insufficient to stop the tide. Large fiscal stimulus and bailout packages provided some short-term palliatives, but nonetheless were not enough to restore stability in the markets.

In October alone, the majority of equity markets were down by 15 to 20 percent, after double-digit losses in September. While some equity markets managed to find a modicum of a rebound in December, overall the numbers for the fourth quarter of 2008 as well as the entire year were extremely bleak. The S&P 500® Index was down 37 percent for the year. Foreign equity markets lost considerable value as well. Although the U.K. market fared somewhat better than that of the U.S., declining 31 percent for the year (as measured by the Financial Times Stock Exchange 100 Index), many other major European and Asian markets underperformed the U.S. in 2008. The rout in asset values also extended to the credit markets, with non-government bonds taking large losses. In the fourth quarter, senior loans, high yield bonds and emerging markets debt all lost roughly 25 percent.

The first two months of 2009 were marked by further uncertainty in the equity markets. The Obama administration’s plans to fix the banking crisis were met with further sell-offs in equities as investors appeared unconvinced the plans would work. A billion dollars has become a rounding error as the debate has shifted to trillions in taxing and spending plans, with no end to large government budget deficits in sight. The world’s central banks continued to cut interest rates in a bid to cushion the economic downturn, but with rates edging to zero there are only “unconventional” measures such as quantitative easing left to take. While equities continued to perform poorly in January and February, there were rebounds in some other asset classes such as corporate and high yield credit. Commodity markets began to improve somewhat as well. Overall, however, markets remained highly fragile and continued to suffer from extreme swings in sentiment at period end.

2

Performance Analysis

All share classes of Van Kampen 2010 Retirement Strategy Fund underperformed the Van Kampen Retirement Strategy Fund 2010 Composite Index (the “Index”) and the Barclays Capital U.S. Aggregate Index for the period since inception (October 23, 2008) through February 28, 2009, assuming no deduction of applicable sales charges.

Total returns for the period since inception through February 28, 2009

Van Kampen
Retirement
				Strategy Fund	Barclays Capital
				2010 Composite	U.S. Aggregate
Class A	Class C	Class I	Class R	Index	Index

–9.30%	–9.50%	–9.30%	–9.40%	–7.18%	3.67%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Van Kampen 2010 Retirement Strategy Fund seeks high levels of long-term total return until the target retirement date and then seeks current income consistent with the preservation of capital. The Fund’s performance is influenced by both our asset allocation decisions and the performance of the underlying funds in which we invest to meet those asset allocation targets. During the reporting period, the Fund’s underperformance relative to the Index was primarily due to exposures to the U.S. fixed income and emerging markets asset classes. In particular, the Russell Strategic Bond Fund and the Russell Emerging Markets Fund hindered relative performance. Conversely, the Fund’s allocation to Van Kampen Capital Growth Fund was the largest positive contributor to performance. The Fund’s allocations to these three funds were roughly in-line with the Index’s U.S. fixed income, emerging markets, and U.S. large-cap growth stock allocations, respectively, during the reporting period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Asset Allocation as of 2/28/09 (Unaudited)

Fixed Income	55.6%
U.S. Equity	32.3
Global/International	17.7
Liquid Alternative	3.0

Total Long-Term Investments	108.6
Total Repurchase Agreements	1.0
Liabilities in Excess of Other Assets	(9.6)

Net Assets	100.0%

The percentages expressed above were calculated by aggregating the investment portfolios of each underlying fund, in the proportion in which they are held by the Fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address
(publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class C Shares and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/1/08 - 2/28/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	9/1/08	2/28/09	9/1/08-2/28/09

Class A
Actual	$1,000.00	$907.00	$1.34
Hypothetical	1,000.00	1,022.81	2.01
(5% annual return before expenses)

Class C
Actual	1,000.00	905.00	3.71
Hypothetical	1,000.00	1,019.29	5.56
(5% annual return before expenses)

Class I
Actual	1,000.00	907.00	0.50
Hypothetical	1,000.00	1,024.05	0.75
(5% annual return before expenses)

Class R
Actual	1,000.00	906.00	2.17
Hypothetical	1,000.00	1,021.57	3.26
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.40%, 1.11%, 0.15% and 0.65% for Class A, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) except for “Actual” information which reflects the period from Commencement of Operations through February 28, 2009. The expense ratio for Class C Shares reflects actual 12b-1 fees of less than 1%. These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Trustees considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

At a meeting held on March 5, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser, at the request of the Board and Fund counsel, relating to the investment advisory agreement review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Fund.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the investment adviser, the projected fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s projected expenses in providing the services and the projected profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale could be experienced in managing the Fund and noted the lack of proposed breakpoints given the proposed nature of the Fund’s portfolio. The Board of Trustees considered comparative advisory fees of the Fund, the affiliated underlying funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees also reviewed the potential benefit to the investment adviser of receiving research paid for by the Fund’s or the affiliated underlying funds’ assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates may derive from their relationship with the Fund. The Board noted the benefits to the investment adviser of using affiliated underlying funds versus unaffiliated underlying funds and discussed the investment adviser’s asset allocation methodology and underlying fund selection and monitoring process. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength

8

and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of the investment advisory agreement. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions anticipated to be servicing the Fund and the affiliated underlying funds. The trustees discussed with the investment adviser the resources available in managing the Fund and the affiliated underlying funds. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the investment adviser support its decision to approve the investment advisory agreement.

Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Fund compared to its peers. The trustees discussed with the investment adviser the performance goals in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser discussed emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees noted how the Fund pays an advisory fee of 0.10% directly pursuant to the investment advisory agreement and how the Fund indirectly bears expenses of the underlying funds, which include affiliated underlying funds (whereby the investment adviser earns an investment advisory fee pursuant to an investment advisory agreement between the investment adviser and such affiliated underlying fund). The trustees discussed this arrangement with the Fund and discussed with the investment adviser the level of advisory fees for this Fund and the affiliated underlying funds relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees reviewed not only the advisory fee arrangement but other projected fees and expenses (whether payable to the adviser, its affiliates or others) and the Fund’s overall projected expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the investment advisory agreement.

9

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. At least annually, the trustees discuss with the investment adviser its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s projected expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. The Board of Trustees considered the projected size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s projected profitability, the trustees discussed with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to projected asset levels and/or whether the advisory fee structure reflects potential economies of scale as asset levels change. The Board has determined that its review of the potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. The Board of Trustees considered other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees reviewed with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

10

Van Kampen 2010 Retirement Strategy Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)

	Number of
Description	Shares	Value

Investment Companies 108.6%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	1,480	$143,590
Russell Emerging Markets Fund, Class Y	2,885	24,464
Russell International Developed Markets Fund, Class Y	3,108	59,702
Russell Real Estate Securities Fund, Class Y	1,130	18,324
Russell Strategic Bond Fund, Class Y	16,187	144,224
Russell U.S. Core Equity Fund, Class Y	4,438	70,563
Russell U.S. Small & Mid Cap Fund, Class Y	4,362	48,764
Van Kampen American Value Fund, Class I (a)	1,687	22,707
Van Kampen Capital Growth Fund, Class I (a)	2,436	15,616
Van Kampen Core Equity Fund, Class I (a)	2,379	10,751
Van Kampen Emerging Markets Fund, Class I (a)	644	4,597
Van Kampen Growth and Income Fund, Class I (a)	1,667	18,955
Van Kampen High Yield Fund, Class I (a)	6,270	45,648
Van Kampen International Growth Fund, Class I (a)	1,793	17,251
Van Kampen Mid Cap Growth Fund, Class I (a)	470	6,214

Total Long-Term Investments 108.6% (Cost $705,171)		651,370

Repurchase Agreements 1.0%
Banc of America Securities ($2,854 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.22%, dated 02/27/09, to be sold on 03/02/09 at $2,854)		2,854
Citigroup Global Markets, Inc. ($2,284 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.25%, dated 02/27/09, to be sold on 03/02/09 at $2,284)		2,284
Citigroup Global Markets, Inc. ($856 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.26%, dated 02/27/09, to be sold on 03/02/09 at $856)		856
State Street Bank & Trust Co. ($6 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 02/27/09, to be sold on 03/02/09 at $6)		6

Total Repurchase Agreements 1.0% (Cost $6,000)		6,000

Total Investments 109.6% (Cost $711,171)		657,370

Liabilities in Excess of Other Assets (9.6%)		(57,468)

Net Assets 100.0%		$599,902

Percentages are calculated as a percentage of net assets.

(a)	Affiliated Fund

11
See Notes to Financial Statements

Van Kampen 2010 Retirement Strategy Fund
Financial Statements

Statement of Assets and Liabilities
February 28, 2009 (Unaudited)

Assets:
Investments in Underlying Affiliated Funds (Cost $156,447)	$141,739
Investments in Underlying Unaffiliated Funds (Cost $548,724)	509,631
Repurchase Agreements (Cost $6,000)	6,000
Cash	529
Receivables:
Investments Sold	2,269
Fund Shares Sold	1,229
Unamortized Offering Costs	47,075
Other	265

Total Assets	708,737

Liabilities:
Payables:
Distributor and Affiliates	18,266
Offering Expense	15,522
Investments Purchased	8,228
Trustees’ Deferred Compensation and Retirement Plans	264
Accrued Expenses	66,555

Total Liabilities	108,835

Net Assets	$599,902

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$648,723
Accumulated Undistributed Net Investment Income	6,200
Accumulated Net Realized Loss	(1,220)
Net Unrealized Depreciation	(53,801)

Net Assets	$599,902

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $190,610 and 21,017 shares of beneficial interest issued and outstanding)	$9.07
Maximum sales charge (5.75%* of offering price)	0.55

Maximum offering price to public	$9.62

Class C Shares:
Net asset value and offering price per share (Based on net assets of $227,911 and 25,192 shares of beneficial interest issued and outstanding)	$9.05

Class I Shares:
Net asset value and offering price per share (Based on net assets of $90,770 and 10,000 shares of beneficial interest issued and outstanding)	$9.08

Class R Shares:
Net asset value and offering price per share (Based on net assets of $90,611 and 10,000 shares of beneficial interest issued and outstanding)	$9.06

*	On sales of $50,000 or more, the sales charge will be reduced.

12
See Notes to Financial Statements

Van Kampen 2010 Retirement Strategy Fund
Financial Statements  continued

Statement of Operations
For the period October 23, 2008 (Commencement of Operations) to February 28, 2009 (Unaudited)

Investment Income:
Dividends From Underlying Affiliated Funds	$3,158
Dividends From Underlying Unaffiliated Funds	4,109
Interest	10

Total Income	7,277

Expenses:
Offering	25,425
Professional Fees	25,424
Reports to Shareholders	20,220
Transfer Agent Fees	16,904
Accounting and Administrative Expenses	12,296
Registration Fees	5,666
Custody	3,722
Trustees’ Fees and Related Expenses	1,408
Distribution (12b-1) and Service Fees
Class A	129
Class C	520
Class R	171
Investment Advisory Fee	174
Other	4,242

Total Expenses	116,301
Expense Reduction	115,224

Net Expenses	1,077

Net Investment Income	$6,200

Realized and Unrealized Gain/Loss:
Realized Loss:
Realized Loss on Sales of Underlying Affiliated Fund Shares	$(164)
Realized Loss on Sales of Underlying Unaffiliated Fund Shares	(1,056)

Net Realized Loss	(1,220)
Unrealized Appreciation/Depreciation:
Beginning of the Period	-0-
End of the Period	(53,801)

Net Unrealized Depreciation During the Period	(53,801)

Net Realized and Unrealized Loss	$(55,021)

Net Decrease in Net Assets From Operations	$(48,821)

13
See Notes to Financial Statements

Van Kampen 2010 Retirement Strategy Fund
Financial Statements  continued

Statement of Changes in Net Assets (Unaudited)

For the Period
October 23, 2008
(Commencement of
Operations) to
February 28, 2009

From Investment Activities:
Operations:
Net Investment Income	$6,200
Net Realized Loss	(1,220)
Net Unrealized Depreciation During the Period	(53,801)

Change in Net Assets from Operations	(48,821)

Net Change in Net Assets from Investment Activities	(48,821)

From Capital Transactions:
Proceeds from Shares Sold	652,527
Cost of Shares Repurchased	(3,804)

Net Change in Net Assets from Capital Transactions	648,723

Total Increase in Net Assets	599,902
Net Assets:
Beginning of the Period	-0-

End of the Period (Including accumulated undistributed net investment income of $6,200)	$599,902

14
See Notes to Financial Statements

Van Kampen 2010 Retirement Strategy Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class A Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.13
Net Realized and Unrealized Loss	(1.06)

Total from Investment Operations	(0.93)

Net Asset Value, End of the Period	$9.07

Total Return* (b)	-9.30% **
Net Assets at End of the Period (In millions)	$0.2
Ratio of Expenses to Average Net Assets* (c)	0.40%
Ratio of Net Investment Income to Average Net Assets*	3.95%
Portfolio Turnover	7% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	66.59%
Ratio of Net Investment Loss to Average Net Assets	(62.24)%

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% maybe imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. This return include combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was .70% at February 28, 2009.

15
See Notes to Financial Statements

Van Kampen 2010 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	October 23, 2008
	(Commencement of
	Operations) to
Class C Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.10
Net Realized and Unrealized Loss	(1.05)

Total from Investment Operations	(0.95)

Net Asset Value, End of the Period	$9.05

Total Return* (b)	-9.50%	**(d)
Net Assets at End of the Period (In millions)	$0.2
Ratio of Expenses to Average Net Assets* (c)	1.11%	(d)
Ratio of Net Investment Income to Average Net Assets*	2.85%	(d)
Portfolio Turnover	7%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	67.30%(d)
Ratio of Net Investment Loss to Average Net Assets	(63.34)%(d)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. This return include combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was .70% at February 28, 2009.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Footnote 5).

16
See Notes to Financial Statements

Van Kampen 2010 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class I Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.14
Net Realized and Unrealized Loss	(1.06)

Total from Investment Operations	(0.92)

Net Asset Value, End of the Period	$9.08

Total Return* (b)	-9.30% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c)	0.15%
Ratio of Net Investment Income to Average Net Assets*	4.09%
Portfolio Turnover	7% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	66.34%
Ratio of Net Investment Loss to Average Net Assets	(62.10)%

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was .70% at February 28, 2009.

17
See Notes to Financial Statements

Van Kampen 2010 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class R Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.12
Net Realized and Unrealized Loss	(1.06)

Total from Investment Operations	(0.94)

Net Asset Value, End of the Period	$9.06

Total Return* (b)	-9.40% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c)	0.65%
Ratio of Net Investment Income to Average Net Assets*	3.59%
Portfolio Turnover	7% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	66.84%
Ratio of Net Investment Loss to Average Net Assets	(62.60)%

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to .50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was .70% at February 28, 2009.

18
See Notes to Financial Statements

Van Kampen 2010 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen 2010 Retirement Strategy Fund (the “Fund”) is organized as a series of the Van Kampen Retirement Strategy Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek high levels of long-term total return until the target retirement date and then to seek current income consistent with preservation of capital. The Fund invests primarily in other funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on October 23, 2008. The Fund offers Class A Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective October 23, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

19

Van Kampen 2010 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$651,370
Level 2—Other Significant Observable Inputs	6,000
Level 3—Significant Unobservable Inputs	-0-

Total	$657,370

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund incurs a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service.

20

Van Kampen 2010 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

At February 28, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$712,581

Gross tax unrealized appreciation	$-0-
Gross tax unrealized depreciation	(55,211)

Net tax unrealized depreciation on investments	$(55,211)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

F. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .10% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Funds.
The Adviser has entered into a Subadvisory agreement with Morgan Stanley Investment Management Limited (the “Subadviser”) to provide advisory services to the Fund and the Adviser with respect to the Fund’s investments. The Adviser pays 54% of its investment advisory fee to the subadviser.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.40%, 1.11%, 0.15% and 0.65% for Classes A, C, I and R Shares, respectively. The fee waivers or expense reimbursements are voluntary. After August 31, 2009, they can be discontinued at any time. For the period ended February 28, 2009, the Adviser waived or reimbursed approximately $115,200 of its advisory fees or other expenses.
For the period ended February 28, 2009, the Fund recognized expenses of approximately $700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the period ended February 28, 2009, the Fund recognized expenses of approximately $21,800 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.

21

Van Kampen 2010 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

Van Kampen Investor Services Inc.(VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended February 28, 2009, the Fund recognized expenses of approximately $7,900 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $300 are included in “Other” assets on the Statement of Assets and Liabilities at February 28, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the period ended February 28, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $700 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $0. Sales charges do not represent expenses of the Fund.
At February 28, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 10,000 shares of Class A, 10,000 shares of Class C, 10,000 Shares of Class I and 10,000 Shares of Class R.

3. Capital Transactions
For the period ended February 28, 2009, transactions were as follows:

	For The
	Period Ended
	February 28, 2009
	Shares	Value

Sales:
Class A	21,031	$203,517
Class C	25,568	249,010
Class I	10,000	100,000
Class R	10,000	100,000

Total Sales	66,599	$652,527

Repurchases:
Class A	(14)	$(136)
Class C	(376)	(3,668)
Class I	-0-	-0-
Class R	-0-	-0-

Total Repurchases	(390)	$(3,804)

22

Van Kampen 2010 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

4. Investment In Underlying Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Funds were $744,106 and $37,715, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
All distribution expenses incurred by the Distributor have been reimbursed by the Fund which has resulted in a reduced distribution fee for Class C Shares. To the extent distribution expenses are incurred by the Distributor in the future, these amounts may be recovered from subsequent payments under the distribution plan or CDSC.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

23

Van Kampen 2010 Retirement Strategy Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser
Morgan Stanley Investment
Management Limited
25 Cabot Square
Canary Wharf, London
United Kingdom E14 4QA

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

24

Van Kampen 2010 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen 2010 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen 2010 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen 2010 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen 2010 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

236, 336, 604, 500
RS2010SAN 4/09
IU09-01593P-Y02/09

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen 2015 Retirement Strategy Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of February 28, 2009.

This material must be preceded or accompanied by a Class A and C share or Class I and R share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 2/28/09

	A Shares		C Shares		I Shares	R Shares
	since 10/23/08		since 10/23/08		since 10/23/08	since 10/23/08
		w/max		w/max
		5.75%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charges

Since Inception	–10.70%	–15.83%	–10.70%	–11.59%	–10.60%	–10.70%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please call 800.847.2424 or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, nonqualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

Returns for the Van Kampen Retirement Strategy Fund 2015 Composite Index are derived by applying the Fund’s target asset allocation to the results of the following benchmarks: for U.S. stocks, the Russell 1000® Growth Index, the Russell 1000® Value Index, the Standard & Poor’s 500® Index (S&P 500®), the Russell 1000® Index, the Russell Midcap® Growth Index, the Russell Midcap® Value Index and the Russell 2500® Index; for international stocks, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index and the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index; for bonds, the Barclays Capital U.S. Aggregate Index, the Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index and the Barclays Capital U.S. Government Inflation Linked Bond Index; for alternatives, the FTSE NAREIT Equity REITs Index; and for cash, the Citigroup 1-Month Treasury Bill Index. Overtime, the asset allocation mix of this Composite Index will change as the Fund’s target asset allocation changes according to a “glide path” developed by the Funds’ investment subadviser. The glide path represents the shifting of the Fund’s target asset allocation over time.

Barclays Capital U.S. Aggregate Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the period since inception through February 28, 2009

Market Conditions

The shockwave that traveled through financial markets in September 2008 reached maximum intensity in October. While in September there were still some shelters from the storm, these were washed away in the ravages of October. With the exception of developed market government bonds and cash, virtually every asset class was down substantially in October. While the intensity of the sell-off receded in November and December, the extreme market volatility continued to take its toll. The real economy started to contract rapidly as the adverse effects from the financial crisis cascaded around the globe. Even unprecedented monetary easing from central banks around the world was insufficient to stop the tide. Large fiscal stimulus and bailout packages provided some short-term palliatives, but nonetheless were not enough to restore stability in the markets.

In October alone, the majority of equity markets were down by 15 to 20 percent, after double-digit losses in September. While some equity markets managed to find a modicum of a rebound in December, overall the numbers for the fourth quarter of 2008 as well as the entire year were extremely bleak. The S&P 500® Index was down 37 percent for the year. Foreign equity markets lost considerable value as well. Although the U.K. market fared somewhat better than that of the U.S., declining 31 percent for the year (as measured by the Financial Times Stock Exchange 100 Index), many other major European and Asian markets underperformed the U.S. in 2008. The rout in asset values also extended to the credit markets, with non-government bonds taking large losses. In the fourth quarter, senior loans, high yield bonds and emerging markets debt all lost roughly 25 percent.

The first two months of 2009 were marked by further uncertainty in the equity markets. The Obama administration’s plans to fix the banking crisis were met with further sell-offs in equities as investors appeared unconvinced the plans would work. A billion dollars has become a rounding error as the debate has shifted to trillions in taxing and spending plans, with no end to large government budget deficits in sight. The world’s central banks continued to cut interest rates in a bid to cushion the economic downturn, but with rates edging to zero there are only “unconventional” measures such as quantitative easing left to take. While equities continued to perform poorly in January and February, there were rebounds in some other asset classes such as corporate and high yield credit. Commodity markets began to improve somewhat as well. Overall, however, markets remained highly fragile and continued to suffer from extreme swings in sentiment at period end.

2

Performance Analysis

All share classes of Van Kampen 2015 Retirement Strategy Fund underperformed the Van Kampen Retirement Strategy Fund 2015 Composite Index (the “Index”) and the Barclays Capital U.S. Aggregate Index for the period since inception (October 23, 2008) through February 28, 2009, assuming no deduction of applicable sales charges.

Total returns for the period since inception through February 28, 2009

Van Kampen
Retirement
				Strategy Fund	Barclays Capital
				2015 Composite	U.S. Aggregate
Class A	Class C	Class I	Class R	Index	Index

–10.70%	–10.70%	–10.60%	–10.70%	–8.66%	3.67%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Van Kampen 2015 Retirement Strategy Fund seeks high levels of long-term total return until the target retirement date and then seeks current income consistent with the preservation of capital. The Fund’s performance is influenced by both our asset allocation decisions and the performance of the underlying funds in which we invest to meet those asset allocation targets. During the reporting period, the Fund’s underperformance relative to the Index was primarily due to exposures to the U.S. fixed income and emerging markets asset classes. In particular, the Russell Strategic Bond Fund and the Russell Emerging Markets Fund hindered relative performance. Conversely, the Fund’s allocation to Van Kampen Capital Growth Fund was the largest positive contributor to performance. The Fund’s allocations to these three funds were roughly in-line with the Index’s U.S. fixed income, emerging markets, and U.S. large-cap growth stock allocations, respectively, during the reporting period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Asset Allocation as of 2/28/09 (Unaudited)

Fixed Income	38.3%
U.S. Equity	28.5
Global/International	15.6
Liquid Alternatives	3.7

Total Long-Term Investments	86.1
Total Repurchase Agreements	1.3

Total Investments	87.4
Other Assets in Excess of Liabilities	12.6

Net Assets	100.0%

The percentages expressed above were calculated by aggregating the investment portfolios of each underlying fund, in the proportion in which they are held by the Fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/1/08 - 2/28/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	9/1/08	2/28/09	9/1/08-2/28/09

Class A
Actual	$1,000.00	$893.00	$1.26
Hypothetical	1,000.00	1,022.91	1.91
(5% annual return before expenses)

Class C
Actual	1,000.00	893.00	1.89
Hypothetical	1,000.00	1,021.97	2.86
(5% annual return before expenses)

Class I
Actual	1,000.00	894.00	0.43
Hypothetical	1,000.00	1,024.15	0.65
(5% annual return before expenses)

Class R
Actual	1,000.00	893.00	2.09
Hypothetical	1,000.00	1,021.67	3.16
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.38%, 0.57%, 0.13% and 0.63% for Class A, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) except for “Actual” information which reflects the period from Commencement of Operations through February 28, 2009. These expense ratios reflect an expense waiver. The Class C expense ratio reflects actual 12B-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Trustees considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

At a meeting held on March 5, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser, at the request of the Board and Fund counsel, relating to the investment advisory agreement review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Fund.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the investment adviser, the projected fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s projected expenses in providing the services and the projected profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale could be experienced in managing the Fund and noted the lack of proposed breakpoints given the proposed nature of the Fund’s portfolio. The Board of Trustees considered comparative advisory fees of the Fund, the affiliated underlying funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees also reviewed the potential benefit to the investment adviser of receiving research paid for by the Fund’s or the affiliated underlying funds’ assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates may derive from their relationship with the Fund. The Board noted the benefits to the investment adviser of using affiliated underlying funds versus unaffiliated underlying funds and discussed the investment adviser’s asset allocation methodology and underlying fund selection and monitoring process. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength

8

and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of the investment advisory agreement. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions anticipated to be servicing the Fund and the affiliated underlying funds. The trustees discussed with the investment adviser the resources available in managing the Fund and the affiliated underlying funds. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the investment adviser support its decision to approve the investment advisory agreement.

Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Fund compared to its peers. The trustees discussed with the investment adviser the performance goals in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser discussed emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees noted how the Fund pays an advisory fee of 0.10% directly pursuant to the investment advisory agreement and how the Fund indirectly bears expenses of the underlying funds, which include affiliated underlying funds (whereby the investment adviser earns an investment advisory fee pursuant to an investment advisory agreement between the investment adviser and such affiliated underlying fund). The trustees discussed this arrangement with the Fund and discussed with the investment adviser the level of advisory fees for this Fund and the affiliated underlying funds relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees reviewed not only the advisory fee arrangement but other projected fees and expenses (whether payable to the adviser, its affiliates or others) and the Fund’s overall projected expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the investment advisory agreement.

9

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. At least annually, the trustees discuss with the investment adviser its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s projected expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. The Board of Trustees considered the projected size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s projected profitability, the trustees discussed with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to projected asset levels and/or whether the advisory fee structure reflects potential economies of scale as asset levels change. The Board has determined that its review of the potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. The Board of Trustees considered other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees reviewed with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

10

Van Kampen 2015 Retirement Strategy Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)

	Number of
Description	Shares	Value

Investment Companies 86.1%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	2,129	$206,556
Russell Emerging Markets Fund, Class Y	5,103	43,275
Russell International Developed Markets Fund, Class Y	5,516	105,956
Russell Real Estate Securities Fund, Class Y	2,761	44,752
Russell Strategic Bond Fund, Class Y	23,295	207,558
Russell U.S. Core Equity Fund, Class Y	7,882	125,317
Russell U.S. Small & Mid Cap Fund, Class Y	7,747	86,615
Van Kampen American Value Fund, Class I (a)	2,996	40,321
Van Kampen Capital Growth Fund, Class I (a)	4,349	27,876
Van Kampen Core Equity Fund, Class I (a)	4,223	19,088
Van Kampen Emerging Markets Fund, Class I (a)	1,151	8,218
Van Kampen Growth and Income Fund, Class I (a)	2,960	33,656
Van Kampen High Yield Fund, Class I (a)	6,624	48,222
Van Kampen International Growth Fund, Class I (a)	3,182	30,612
Van Kampen Mid Cap Growth Fund, Class I (a)	835	11,044

Total Long-Term Investments 86.1% (Cost $1,138,027)		1,039,066

Repurchase Agreements 1.3%
Banc of America Securities ($7,611 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.22%, dated 02/27/09, to be sold on 03/02/09 at $7,611)		7,611
Citigroup Global Markets, Inc. ($6,089 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.25%, dated 02/27/09, to be sold on 03/02/09 at $6,089)		6,089
Citigroup Global Markets, Inc. ($2,284 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.26%, dated 02/27/09, to be sold on 03/02/09 at $2,284)		2,284
State Street Bank & Trust Co. ($16 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 02/27/09, to be sold on 03/02/09 at $16)		16

Total Repurchase Agreements 1.3% (Cost $16,000)		16,000

Total Investments 87.4% (Cost $1,154,027)		1,055,066

Other Assets in Excess of Liabilities 12.6%		152,104

Net Assets 100.0%		$1,207,170

Percentages are calculated as a percentage of net assets.

(a)	Affiliated Fund

11
See Notes to Financial Statements

Van Kampen 2015 Retirement Strategy Fund
Financial Statements

Statement of Assets and Liabilities
February 28, 2009 (Unaudited)

Assets:
Investments in Underlying Affiliated Funds (Cost $244,515)	$219,037
Investments in Underlying Unaffiliated Funds (Cost $893,512)	820,029
Repurchase Agreements (Cost $16,000)	16,000
Cash	462
Receivables:
Fund Shares Sold	220,957
Investments Sold	4,033
Unamortized Offering Costs	47,076
Other	264

Total Assets	1,327,858

Liabilities:
Payables:
Distributor and Affiliates	21,256
Investments Purchased	19,727
Offering Expense	15,523
Trustees’ Deferred Compensation and Retirement Plans	264
Accrued Expenses	63,918

Total Liabilities	120,688

Net Assets	$1,207,170

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,302,377
Accumulated Undistributed Net Investment Income	6,583
Accumulated Net Realized Loss	(2,829)
Net Unrealized Depreciation	(98,961)

Net Assets	$1,207,170

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $825,675 and 92,421 shares of beneficial interest issued and outstanding)	$8.93
Maximum sales charge (5.75%* of offering price)	0.54

Maximum offering price to public	$9.47

Class C Shares:
Net asset value and offering price per share (Based on net assets of $202,765 and 22,712 shares of beneficial interest issued and outstanding)	$8.93

Class I Shares:
Net asset value and offering price per share (Based on net assets of $89,444 and 10,000 shares of beneficial interest issued and outstanding)	$8.94

Class R Shares:
Net asset value and offering price per share (Based on net assets of $89,286 and 10,000 shares of beneficial interest issued and outstanding)	$8.93

*	On sales of $50,000 or more, the sales charge will be reduced.

12
See Notes to Financial Statements

Van Kampen 2015 Retirement Strategy Fund
Financial Statements  continued

Statement of Operations
For the Period Ended February 28, 2009 (Unaudited)

Investment Income:
Dividends From Underlying Affiliated Funds	$3,053
Dividends From Underlying Unaffiliated Funds	4,403
Interest	15

Total Income	7,471

Expenses:
Professional Fees	25,529
Offering	25,425
Reports to Shareholders	20,218
Transfer Agent Fees	18,302
Accounting and Administrative Expenses	12,775
Registration Fees	5,462
Custody	3,869
Trustees’ Fees and Related Expenses	1,875
Distribution (12b-1) and Service Fees
Class A	273
Class C	161
Class R	170
Investment Advisory Fee	214
Other	4,539

Total Expenses	118,812
Expense Reduction	117,924

Net Expenses	888

Net Investment Income	$6,583

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Loss on Sales of Underlying Affiliated Fund Shares	$(215)
Realized Loss on Sales of Underlying Unaffiliated Fund Shares	(2,614)

Net Realized Loss	(2,829)

Unrealized Appreciation/Depreciation:
Beginning of the Period	-0-
End of the Period	(98,961)

Net Unrealized Depreciation During the Period	(98,961)

Net Realized and Unrealized Loss	$(101,790)

Net Decrease in Net Assets From Operations	$(95,207)

13
See Notes to Financial Statements

Van Kampen 2015 Retirement Strategy Fund
Financial Statements  continued

Statement of Changes in Net Assets (Unaudited)

For the Period
October 23, 2008
(Commencement of
Operations) to
February 28, 2009

From Investment Activities:
Operations:
Net Investment Income	$6,583
Net Realized Loss	(2,829)
Net Unrealized Depreciation During the Period	(98,961)

Net Change in Net Assets from Investment Activities	(95,207)

From Capital Transactions:
Proceeds from Shares Sold	1,317,064
Cost of Shares Repurchased	(14,687)

Net Change in Net Assets from Capital Transactions	1,302,377

Net Change in Net Assets	1,207,170
Net Assets:
Beginning of the Period	-0-

End of the Period (Including accumulated undistributed net investment income of $6,583)	$1,207,170

14
See Notes to Financial Statements

Van Kampen 2015 Retirement Strategy Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement
of Operations) to
Class A Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.09
Net Realized and Unrealized Loss	(1.16)

Total from Investment Operations	(1.07)

Net Asset Value, End of the Period	$8.93

Total Return* (b)	–10.70% **
Net Assets at End of the Period (In millions)	$0.8
Ratio of Expenses to Average Net Assets* (c)	0.38%
Ratio of Net Investment Income to Average Net Assets*	2.75%
Portfolio Turnover	6% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	55.51%
Ratio of Net Investment Loss to Average Net Assets	(52.38% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.77% at February 28, 2009.

15
See Notes to Financial Statements

Van Kampen 2015 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement
of Operations) to
Class C Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.10
Net Realized and Unrealized Loss	(1.17)

Total from Investment Operations	(1.07)

Net Asset Value, End of the Period	$8.93

Total Return* (b) (c)	–10.70% **
Net Assets at End of the Period (In millions)	$0.2
Ratio of Expenses to Average Net Assets* (c) (d)	0.57%
Ratio of Net Investment Income to Average Net Assets* (c)	3.13%
Portfolio Turnover	6% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	55.70%
Ratio of Net Investment Loss to Average Net Assets (c)	(52.00% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

(d)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.77% at February 28, 2009.

16
See Notes to Financial Statements

Van Kampen 2015 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement
of Operations) to
Class I Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.13
Net Realized and Unrealized Loss	(1.19)

Total from Investment Operations	(1.06)

Net Asset Value, End of the Period	$8.94

Total Return* (b)	–10.60% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c)	0.13%
Ratio of Net Investment Income to Average Net Assets*	3.83%
Portfolio Turnover	6% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	55.26%
Ratio of Net Investment Loss to Average Net Assets	(51.30% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.77% at February 28, 2009.

17
See Notes to Financial Statements

Van Kampen 2015 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement
of Operations) to
Class R Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.11
Net Realized and Unrealized Loss	(1.18)

Total from Investment Operations	(1.07)

Net Asset Value, End of the Period	$8.93

Total Return* (b)	–10.70% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c)	0.63%
Ratio of Net Investment Income to Average Net Assets*	3.33%
Portfolio Turnover	6% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	55.76%
Ratio of Net Investment Loss to Average Net Assets	(51.80% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to .50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.77% at February 28, 2009.

18
See Notes to Financial Statements

Van Kampen 2015 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen 2015 Retirement Strategy Fund (the “Fund”) is organized as a series of the Van Kampen Retirement Strategy Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek high levels of long-term total return until the target retirement date and then to seek current income consistent with preservation of capital. The Fund invests primarily in other funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on October 23, 2008. The Fund offers Class A Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective October 23, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

19

Van Kampen 2015 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund’s investments carried at value:

Investment
Valuation Input	Security

Level 1—Quoted Prices	$1,039,066
Level 2—Other Significant Observable Inputs	16,000
Level 3—Significant Unobservable Inputs	-0-

Total	$1,055,066

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund incurs a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service.

20

Van Kampen 2015 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

At February 28, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$1,156,939

Gross tax unrealized appreciation	-0-
Gross tax unrealized depreciation	(101,873)

Net tax unrealized depreciation on investments	$(101,873)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

F. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .10% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Funds.
The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Limited (the “Subadviser”) to provide advisory services to the Fund and the Adviser with respect to the Fund’s investments. The Adviser pays 54% of its investment advisory fee to the Subadviser.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.38%, 0.57%, 0.13% and 0.63% for Classes A, C, I and R Shares, respectively. The fee waivers or expense reimbursements are voluntary. After August 31, 2009, they can be discontinued at any time. For the period ended February 28, 2009, the Adviser waived or reimbursed approximately $117,900 of its advisory fees or other expenses.
For the period ended February 28, 2009, the Fund recognized expenses of approximately $700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the period ended February 28, 2009, the Fund recognized expenses of approximately $21,900 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.

21

Van Kampen 2015 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended February 28, 2009, the Fund recognized expenses of approximately $11,300 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $300 are included in “Other” assets on the Statement of Assets and Liabilities at February 28, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the period ended February 28, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $2,300 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $0. Sales charges do not represent expenses of the Fund.
At February 28, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 10,000 shares of Class A, 10,000 shares of Class C, 10,000 shares of Class I and 10,000 shares of Class R.

3. Capital Transactions
For the period ended February 28, 2009, transactions were as follows:

	For The
	Period Ended
	February 28, 2009
	Shares	Value

Sales:
Class A	93,952	$897,490
Class C	22,726	219,574
Class I	10,000	100,000
Class R	10,000	100,000

Total Sales	136,678	$1,317,064

Repurchases:
Class A	(1,531)	$(14,546)
Class C	(14)	(141)
Class R	-0-	-0-
Class I	-0-	-0-

Total Repurchases	(1,545)	$(14,687)

22

Van Kampen 2015 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

4. Investment In Underlying Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Funds were $1,182,845 and $41,989, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
All distribution expenses incurred by the Distributor have been reimbursed by the Fund which has resulted in a reduced distribution fee for Class C Shares. To the extent distribution expenses are incurred by the Distributor in the future, these amounts may be recovered from subsequent payments under the distribution plan or CDSC.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

23

Van Kampen 2015 Retirement Strategy Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser
Morgan Stanley Investment
Management Limited
25 Cabot Square
Canary Wharf, London
United Kingdom E14 4AQ

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

24

Van Kampen 2015 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen 2015 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen 2015 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen 2015 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen 2015 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

238, 337, 605, 501
RS2015SAN 4/09
IU09-01594P-Y02/09

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen 2020 Retirement Strategy Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of February 28, 2009.

This material must be preceded or accompanied by a Class A and C share or Class I and R share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 2/28/09

	A Shares		C Shares		I Shares	R Shares
	since 10/23/08		since 10/23/08		since 10/23/08	since 10/23/08
		w/max		w/max
		5.75%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charges

Since Inception	–12.70%	–17.72%	–12.90%	–13.77%	–12.60%	–12.70%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please call 800.847.2424 or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, nonqualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

Returns for the Van Kampen Retirement Strategy Fund 2020 Composite Index are derived by applying the Fund’s target asset allocation to the results of the following benchmarks: for U.S. stocks, the Russell 1000® Growth Index, the Russell 1000® Value Index, the Standard & Poor’s 500® Index (S&P 500®), the Russell 1000® Index, the Russell Midcap® Growth Index, the Russell Midcap® Value Index and the Russell 2500® Index; for international stocks, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index and the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index; for bonds, the Barclays Capital U.S. Aggregate Index, the Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index and the Barclays Capital U.S. Government Inflation Linked Bond Index; for alternatives, the FTSE NAREIT Equity REITs Index; and for cash, the Citigroup 1-Month Treasury Bill Index. Overtime, the asset allocation mix of this Composite Index will change as the Fund’s target asset allocation changes according to a “glide path” developed by the Funds’ investment subadviser. The glide path represents the shifting of the Fund’s target asset allocation over time.

Barclays Capital U.S. Aggregate Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the period since inception through February 28, 2009

Market Conditions

The shockwave that traveled through financial markets in September 2008 reached maximum intensity in October. While in September there were still some shelters from the storm, these were washed away in the ravages of October. With the exception of developed market government bonds and cash, virtually every asset class was down substantially in October. While the intensity of the sell-off receded in November and December, the extreme market volatility continued to take its toll. The real economy started to contract rapidly as the adverse effects from the financial crisis cascaded around the globe. Even unprecedented monetary easing from central banks around the world was insufficient to stop the tide. Large fiscal stimulus and bailout packages provided some short-term palliatives, but nonetheless were not enough to restore stability in the markets.

In October alone, the majority of equity markets were down by 15 to 20 percent, after double-digit losses in September. While some equity markets managed to find a modicum of a rebound in December, overall the numbers for the fourth quarter of 2008 as well as the entire year were extremely bleak. The S&P 500® Index was down 37 percent for the year. Foreign equity markets lost considerable value as well. Although the U.K. market fared somewhat better than that of the U.S., declining 31 percent for the year (as measured by the Financial Times Stock Exchange 100 Index), many other major European and Asian markets underperformed the U.S. in 2008. The rout in asset values also extended to the credit markets, with non-government bonds taking large losses. In the fourth quarter, senior loans, high yield bonds and emerging markets debt all lost roughly 25 percent.

The first two months of 2009 were marked by further uncertainty in the equity markets. The Obama administration’s plans to fix the banking crisis were met with further sell-offs in equities as investors appeared unconvinced the plans would work. A billion dollars has become a rounding error as the debate has shifted to trillions in taxing and spending plans, with no end to large government budget deficits in sight. The world’s central banks continued to cut interest rates in a bid to cushion the economic downturn, but with rates edging to zero there are only “unconventional” measures such as quantitative easing left to take. While equities continued to perform poorly in January and February, there were rebounds in some other asset classes such as corporate and high yield credit. Commodity markets began to improve somewhat as well. Overall, however, markets remained highly fragile and continued to suffer from extreme swings in sentiment at period end.

2

Performance Analysis

All share classes of Van Kampen 2020 Retirement Strategy Fund underperformed the VK Retirement Strategy Fund 2020 Composite Index (the “Index”) and the Barclays Capital U.S. Aggregate Index for the period since inception (October 23, 2008) through February 28, 2009, assuming no deduction of applicable sales charges.

Total returns for the period since inception through February 28, 2009

VK Retirement
				Strategy Fund	Barclays Capital
				2020 Composite	U.S. Aggregate
Class A	Class C	Class I	Class R	Index	Index

–12.70%	–12.90%	–12.60%	–12.70%	–10.44%	3.67%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Van Kampen 2020 Retirement Strategy Fund seeks high levels of long-term total return until the target retirement date and then seeks current income consistent with the preservation of capital. The Fund’s performance is influenced by both our asset allocation decisions and the performance of the underlying funds in which we invest to meet those asset allocation targets. During the reporting period, the Fund’s underperformance relative to the Index was primarily due to exposures to the U.S. fixed income and emerging markets asset classes. In particular, the Russell Strategic Bond Fund and the Russell Emerging Markets Fund hindered relative performance. Conversely, the Fund’s allocation to Van Kampen Capital Growth Fund was the largest positive contributor to performance. The Fund’s allocations to these three funds were roughly in-line with the Index’s U.S. fixed income, emerging markets, and U.S. large-cap growth stock allocations, respectively, during the reporting period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Asset Allocation as of 2/28/09 (Unaudited)

U.S. Equity	37.6%
Fixed Income	35.7
Global/International	20.5
Liquid Alternatives	6.1

Total Long-Term Investments	99.9
Short-Term Investments	13.2
Liabilities in Excess of Other Assets	(13.1)

Net Assets	100.0%

The percentages expressed above were calculated by aggregating the investment portfolios of each underlying fund, in the proportion in which they are held by the Fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/1/08 - 2/28/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	9/1/08	2/28/09	9/1/08-2/28/09

Class A
Actual	$1,000.00	$873.00	$1.31
Hypothetical	1,000.00	1,022.81	2.01
(5% annual return before expenses)

Class C
Actual	1,000.00	871.00	3.61
Hypothetical	1,000.00	1,019.34	5.51
(5% annual return before expenses)

Class I
Actual	1,000.00	874.00	0.49
Hypothetical	1,000.00	1,024.05	0.75
(5% annual return before expenses)

Class R
Actual	1,000.00	873.00	2.13
Hypothetical	1,000.00	1,021.57	3.26
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.40%, 1.10%, 0.15% and 0.65% for Class A, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) except for “Actual” information which reflects the period from Commencement of Operations through February 28, 2009. The Class C expense ratio reflects actual 12b-1 fees of less than 1%. These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Trustees considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

At a meeting held on March 5, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser, at the request of the Board and Fund counsel, relating to the investment advisory agreement review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Fund.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the investment adviser, the projected fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s projected expenses in providing the services and the projected profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale could be experienced in managing the Fund and noted the lack of proposed breakpoints given the proposed nature of the Fund’s portfolio. The Board of Trustees considered comparative advisory fees of the Fund, the affiliated underlying funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees also reviewed the potential benefit to the investment adviser of receiving research paid for by the Fund’s or the affiliated underlying funds’ assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates may derive from their relationship with the Fund. The Board noted the benefits to the investment adviser of using affiliated underlying funds versus unaffiliated underlying funds and discussed the investment adviser’s asset allocation methodology and underlying fund selection and monitoring process. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength

8

and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of the investment advisory agreement. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions anticipated to be servicing the Fund and the affiliated underlying funds. The trustees discussed with the investment adviser the resources available in managing the Fund and the affiliated underlying funds. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the investment adviser support its decision to approve the investment advisory agreement.

Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Fund compared to its peers. The trustees discussed with the investment adviser the performance goals in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser discussed emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees noted how the Fund pays an advisory fee of 0.10% directly pursuant to the investment advisory agreement and how the Fund indirectly bears expenses of the underlying funds, which include affiliated underlying funds (whereby the investment adviser earns an investment advisory fee pursuant to an investment advisory agreement between the investment adviser and such affiliated underlying fund). The trustees discussed this arrangement with the Fund and discussed with the investment adviser the level of advisory fees for this Fund and the affiliated underlying funds relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees reviewed not only the advisory fee arrangement but other projected fees and expenses (whether payable to the adviser, its affiliates or others) and the Fund’s overall projected expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the investment advisory agreement.

9

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. At least annually, the trustees discuss with the investment adviser its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s projected expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. The Board of Trustees considered the projected size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s projected profitability, the trustees discussed with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to projected asset levels and/or whether the advisory fee structure reflects potential economies of scale as asset levels change. The Board has determined that its review of the potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. The Board of Trustees considered other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees reviewed with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

10

Van Kampen 2020 Retirement Strategy Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)

	Number of
Description	Shares	Value

Investment Companies 99.9%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	1,731	$167,942
Russell Emerging Markets Fund, Class Y	5,252	44,539
Russell International Developed Markets Fund, Class Y	5,669	108,898
Russell Real Estate Securities Fund, Class Y	3,552	57,574
Russell Strategic Bond Fund, Class Y	18,948	168,823
Russell U.S. Core Equity Fund, Class Y	8,107	128,898
Russell U.S. Small & Mid Cap Fund, Class Y	7,957	88,955
Van Kampen American Value Fund, Class I (a)	3,081	41,468
Van Kampen Capital Growth Fund, Class I (a)	4,466	28,624
Van Kampen Core Equity Fund, Class I (a)	4,347	19,649
Van Kampen Emerging Markets Fund, Class I (a)	1,179	8,418
Van Kampen Growth and Income Fund, Class I (a)	3,044	34,608
Van Kampen International Growth Fund, Class I (a)	3,271	31,470
Van Kampen Mid Cap Growth Fund, Class I (a)	863	11,413

Total Long-Term Investments 99.9% (Cost $1,037,099)		941,279

Repurchase Agreements 13.2%
Banc of America Securities ($58,988 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.22%, dated 02/27/09, to be sold on 03/02/09 at $58,989)		58,988
Citigroup Global Markets, Inc. ($47,190 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.25%, dated 02/27/09, to be sold on 03/02/09 at $47,191)		47,190
Citigroup Global Markets, Inc. ($17,696 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.26%, dated 02/27/09, to be sold on 03/02/09 at $17,697)		17,696
State Street Bank & Trust Co. ($126 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 02/27/09, to be sold on 03/02/09 at $126)		126

Total Repurchase Agreements 13.2% (Cost $124,000)		124,000

Total Investments 113.1% (Cost $1,161,099)		1,065,279

Liabilities in Excess of Other Assets (13.1%)		(123,429)

Net Assets 100.0%		$941,850

Percentages are calculated as a percentage of net assets.

(a)	Affiliated Fund

11
See Notes to Financial Statements

Van Kampen 2020 Retirement Strategy Fund
Financial Statements

Statement of Assets and Liabilities
February 28, 2009 (Unaudited)

Assets:
Investments in Underlying Affiliated Funds (Cost $199,320)	$175,650
Investments in Underlying Unaffiliated Funds (Cost $837,779)	765,629
Repurchase Agreements (Cost $124,000)	124,000
Cash	681
Receivables:
Fund Shares Sold	51,522
Unamortized Offering Costs	47,075
Other	266

Total Assets	1,164,823

Liabilities:
Payables:
Investments Purchased	123,384
Distributor and Affiliates	20,007
Offering Expense	15,523
Trustees’ Deferred Compensation and Retirement Plans	264
Accrued Expenses	63,795

Total Liabilities	222,973

Net Assets	$941,850

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,035,453
Accumulated Undistributed Net Investment Income	4,769
Accumulated Net Realized Loss	(2,552)
Net Unrealized Depreciation	(95,820)

Net Assets	$941,850

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $628,403 and 72,009 shares of beneficial interest issued and outstanding)	$8.73
Maximum sales charge (5.75%* of offering price)	0.53

Maximum offering price to public	$9.26

Class C Shares:
Net asset value and offering price per share (Based on net assets of $138,742 and 15,924 shares of beneficial interest issued and outstanding)	$8.71

Class I Shares:
Net asset value and offering price per share (Based on net assets of $87,430 and 10,000 shares of beneficial interest issued and outstanding)	$8.74

Class R Shares:
Net asset value and offering price per share (Based on net assets of $87,275 and 10,000 shares of beneficial interest issued and outstanding)	$8.73

*	On sales of $50,000 or more, the sales charge will be reduced.

12
See Notes to Financial Statements

Van Kampen 2020 Retirement Strategy Fund
Financial Statements  continued

Statement of Operations
For the Period October 23, 2008 (Commencement of Operations) to February 28, 2009 (Unaudited)

Investment Income:
Dividends From Underlying Affiliated Funds	$2,039
Dividends From Underlying Unaffiliated Funds	3,718
Interest	12

Total Income	5,769

Expenses:
Professional Fees	25,528
Offering	25,425
Reports to Shareholders	20,219
Transfer Agent Fees	18,061
Accounting and Administrative Expenses	13,698
Registration Fees	5,282
Custody	3,997
Trustees’ Fees and Related Expenses	1,839
Distribution (12b-1) and Service Fees
Class A	175
Class C	391
Class R	169
Investment Advisory Fee	179
Other	4,378

Total Expenses	119,341
Expense Reduction	118,341

Net Expenses	1,000

Net Investment Income	$4,769

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Loss on Sales of Underlying Affiliated Fund Shares	$(271)
Realized Loss on Sales of Underlying Unaffiliated Fund Shares	(2,281)

Net Realized Loss	(2,552)

Unrealized Appreciation/Depreciation:
Beginning of the Period	-0-
End of the Period	(95,820)

Net Unrealized Depreciation During the Period	(95,820)

Net Realized and Unrealized Loss	$(98,372)

Net Decrease in Net Assets From Operations	$(93,603)

13
See Notes to Financial Statements

Van Kampen 2020 Retirement Strategy Fund
Financial Statements  continued

Statement of Changes in Net Assets (Unaudited)

For the Period
October 23, 2008
(Commencement of
Operations) to
February 28, 2009

From Investment Activities:
Operations:
Net Investment Income	$4,769
Net Realized Loss	(2,552)
Net Unrealized Depreciation During the Period	(95,820)

Change in Net Assets from Operations	(93,603)

Net Change in Net Assets from Investment Activities	(93,603)

From Capital Transactions:
Proceeds from Shares Sold	1,035,453

Net Change in Net Assets from Capital Transactions	1,035,453

Total Increase in Net Assets	941,850
Net Assets:
Beginning of the Period	-0-

End of the Period (Including accumulated undistributed net investment income of $4,769)	$941,850

14
See Notes to Financial Statements

Van Kampen 2020 Retirement Strategy Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class A Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.07
Net Realized and Unrealized Loss	(1.34)

Total from Investment Operations	(1.27)

Net Asset Value, End of the Period	$8.73

Total Return* (b)	–12.70% **
Net Assets at End of the Period (In millions)	$0.6
Ratio of Expenses to Average Net Assets* (c)	0.40%
Ratio of Net Investment Income to Average Net Assets*	2.26%
Portfolio Turnover	4% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	54.67%
Ratio of Net Investment Loss to Average Net Assets	(52.02% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, the total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.80% at February 28, 2009.

15
See Notes to Financial Statements

Van Kampen 2020 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class C Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.07
Net Realized and Unrealized Loss	(1.36)

Total from Investment Operations	(1.29)

Net Asset Value, End of the Period	$8.71

Total Return* (b) (c)	–12.90% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c) (d)	1.10%
Ratio of Net Investment Income to Average Net Assets* (c)	2.19%
Portfolio Turnover	4% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	71.08%
Ratio of Net Investment Loss to Average Net Assets (c)	(67.80% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, the total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

(d)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.80% at February 28, 2009.

16
See Notes to Financial Statements

Van Kampen 2020 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class I Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.12
Net Realized and Unrealized Loss	(1.38)

Total from Investment Operations	(1.26)

Net Asset Value, End of the Period	$8.74

Total Return* (b)	–12.60% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c)	0.15%
Ratio of Net Investment Income to Average Net Assets*	3.62%
Portfolio Turnover	4% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	76.10%
Ratio of Net Investment Loss to Average Net Assets	(72.34% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.80% at February 28, 2009.

17
See Notes to Financial Statements

Van Kampen 2020 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class R Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.11
Net Realized and Unrealized Loss	(1.38)

Total from Investment Operations	(1.27)

Net Asset Value, End of the Period	$8.73

Total Return* (b)	–12.70% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c)	0.65%
Ratio of Net Investment Income to Average Net Assets*	3.12%
Portfolio Turnover	4% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	76.62%
Ratio of Net Investment Loss to Average Net Assets	(72.85% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to .50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.80% at February 28, 2009.

18
See Notes to Financial Statements

Van Kampen 2020 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen 2020 Retirement Strategy Fund (the “Fund”) is organized as a series of the Van Kampen Retirement Strategy Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek high levels of long-term total return until the target retirement date and then to seek current income consistent with preservation of capital. The Fund invests primarily in other funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on October 23, 2008. The Fund offers Class A Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective October 23, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

19

Van Kampen 2020 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$941,279
Level 2—Other Significant Observable Inputs	124,000
Level 3—Significant Unobservable Inputs	-0-

Total	$1,065,279

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expense Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund incurs a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service.

20

Van Kampen 2020 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

At February 28, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$1,163,694

Gross tax unrealized appreciation	$-0-
Gross tax unrealized depreciation	(98,415)

Net tax unrealized depreciation on investments	$(98,415)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

F. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .10% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Funds.
The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Limited (the “Subadviser”) to provide advisory services to the Fund and the Adviser with respect to the Fund’s investments. The Adviser pays 54% of its investment advisory fee to the Subadviser.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.40%, 1.10%, 0.15% and 0.65% for Classes A, C, I and R Shares, respectively. The fee waivers or expense reimbursements are voluntary. After August 31, 2009, they can be discontinued at any time. For the period ended February 28, 2009, the Adviser waived or reimbursed approximately $118,300 of its advisory fees or other expenses.
For the period ended February 28, 2009, the Fund recognized expenses of approximately $700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the period ended February 28, 2009, the Fund recognized expenses of approximately $22,200 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of

21

Van Kampen 2020 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

“Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc.(VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended February 28, 2009, the Fund recognized expenses of approximately $9,600 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $300 are included in “Other” assets on the Statement of Assets and Liabilities at February 28, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the period ended February 28, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $2,000 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $0. Sales charges do not represent expenses of the Fund.
At February 28, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 10,000 shares of Class A, 10,000 shares of Class C, 10,000 shares of Class I and 10,000 shares of Class R.

3. Capital Transactions
For the period ended February 28, 2009, transactions were as follows:

	For The
	Period Ended
	February 28, 2009
	Shares	Value

Sales:
Class A	72,009	$677,443
Class C	15,924	158,010
Class I	10,000	100,000
Class R	10,000	100,000

Total Sales	107,933	$1,035,453

4. Investment in Underlying Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Funds were $1,064,984 and $25,333, respectively.

22

Van Kampen 2020 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $100 for Class C Shares. This amount may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

23

Van Kampen 2020 Retirement Strategy Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser
Morgan Stanley Investment Management Limited
25 Cabot Square
Canary Wharf, London
United Kingdom E14 4QA

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

24

Van Kampen 2020 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen 2020 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen 2020 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen 2020 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen 2020 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

239, 344, 606, 502
RS2020SAN 4/09
IU09-01596P-Y02/09

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen 2025 Retirement Strategy Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of February 28, 2009.

This material must be preceded or accompanied by a Class A and C share or Class I and R share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 2/28/09

	A Shares		C Shares		I Shares	R Shares
	since 10/23/08		since 10/23/08		since 10/23/08	since 10/23/08
		w/max		w/max
		5.75%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charges

Since Inception	–14.10%	–19.04%	–14.20%	–15.06%	–13.90%	–14.10%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please call 800.847.2424 or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) feebased investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, nonqualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

Returns for the Van Kampen Retirement Strategy Fund 2025 Composite Index are derived by applying the Fund’s target asset allocation to the results of the following benchmarks: for U.S. stocks, the Russell 1000® Growth Index, the Russell 1000® Value Index, the Standard & Poor’s 500® Index (S&P 500®), the Russell 1000® Index, the Russell Midcap® Growth Index, the Russell Midcap® Value Index and the Russell 2500® Index; for international stocks, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index and the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index; for bonds, the Barclays Capital U.S. Aggregate Index, the Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index and the Barclays Capital U.S. Government Inflation Linked Bond Index; for alternatives, the FTSE NAREIT Equity REITs Index; and for cash, the Citigroup 1-Month Treasury Bill Index. Overtime, the asset allocation mix of this Composite Index will change as the Fund’s target asset allocation changes according to a “glide path” developed by the Funds’ investment subadviser. The glide path represents the shifting of the Fund’s target asset allocation over time.

Barclays Capital U.S. Aggregate Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the period since inception through February 28, 2009

Market Conditions

The shockwave that traveled through financial markets in September 2008 reached maximum intensity in October. While in September there were still some shelters from the storm, these were washed away in the ravages of October. With the exception of developed market government bonds and cash, virtually every asset class was down substantially in October. While the intensity of the sell-off receded in November and December, the extreme market volatility continued to take its toll. The real economy started to contract rapidly as the adverse effects from the financial crisis cascaded around the globe. Even unprecedented monetary easing from central banks around the world was insufficient to stop the tide. Large fiscal stimulus and bailout packages provided some short-term palliatives, but nonetheless were not enough to restore stability in the markets.

In October alone, the majority of equity markets were down by 15 to 20 percent, after double-digit losses in September. While some equity markets managed to find a modicum of a rebound in December, overall the numbers for the fourth quarter of 2008 as well as the entire year were extremely bleak. The S&P 500® Index was down 37 percent for the year. Foreign equity markets lost considerable value as well. Although the U.K. market fared somewhat better than that of the U.S., declining 31 percent for the year (as measured by the Financial Times Stock Exchange 100 Index), many other major European and Asian markets underperformed the U.S. in 2008. The rout in asset values also extended to the credit markets, with non-government bonds taking large losses. In the fourth quarter, senior loans, high yield bonds and emerging markets debt all lost roughly 25 percent.

The first two months of 2009 were marked by further uncertainty in the equity markets. The Obama administration’s plans to fix the banking crisis were met with further sell-offs in equities as investors appeared unconvinced the plans would work. A billion dollars has become a rounding error as the debate has shifted to trillions in taxing and spending plans, with no end to large government budget deficits in sight. The world’s central banks continued to cut interest rates in a bid to cushion the economic downturn, but with rates edging to zero there are only “unconventional” measures such as quantitative easing left to take. While equities continued to perform poorly in January and February, there were rebounds in some other asset classes such as corporate and high yield credit. Commodity markets began to improve somewhat as well. Overall, however, markets remained highly fragile and continued to suffer from extreme swings in sentiment at period end.

2

Performance Analysis

All share classes of Van Kampen 2025 Retirement Strategy Fund underperformed the Van Kampen Retirement Strategy Fund 2025 Composite Index (the “Index”) and the Barclays Capital U.S. Aggregate Index for the period since inception (October 23, 2008) through February 28, 2009, assuming no deduction of applicable sales charges.

Total returns for the period since inception through February 28, 2009

Van Kampen Retirement
				Strategy Fund 2025	Barclays Capital
				Composite	U.S. Aggregate Index
Class A	Class C	Class I	Class R	Index	Benchmark

–14.10%	–14.20%	–13.90%	–14.10%	–12.26%	3.67%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Van Kampen 2025 Retirement Strategy Fund seeks high levels of long-term total return until the target retirement date and then seeks current income consistent with the preservation of capital. The Fund’s performance is influenced by both our asset allocation decisions and the performance of the underlying funds in which we invest to meet those asset allocation targets. During the reporting period, the Fund’s underperformance relative to the Index was primarily due to exposures to the U.S. fixed income and emerging markets asset classes. In particular, the Russell Strategic Bond Fund and the Russell Emerging Markets Fund hindered relative performance. Conversely, the Fund’s allocation to Van Kampen Capital Growth Fund was the largest positive contributor to performance. The Fund’s allocations to these three funds were roughly in-line with the Index’s U.S. fixed income, emerging markets and U.S. large-cap growth stock allocations, respectively, during the reporting period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Asset Allocation as of 2/28/09 (Unaudited)

U.S. Equity	43.3%
Fixed Income	29.3
Global/International	23.7
Liquid Alternatives	8.5

Total Long-Term Investments	104.8
Total Repurchase Agreements	1.8
Liabilities in Excess of Other Assets	(6.6)

Net Assets	100.0%

The percentages expressed above were calculated by aggregating the investment portfolios of each underlying fund, in the proportion in which they are held by the Fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class C Shares and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/1/08 - 2/28/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	9/1/08	2/28/09	9/1/08-2/28/09

Class A
Actual	$1,000.00	$859.00	$1.21
Hypothetical	1,000.00	1,022.96	1.86
(5% annual return before expenses)

Class C
Actual	1,000.00	858.00	3.49
Hypothetical	1,000.00	1,019.49	5.36
(5% annual return before expenses)

Class I
Actual	1,000.00	861.00	0.39
Hypothetical	1,000.00	1,024.20	0.60
(5% annual return before expenses)

Class R
Actual	1,000.00	859.00	2.05
Hypothetical	1,000.00	1,021.67	3.16
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.37%, 1.07%, 0.12 and 0.63% for Class A, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) except for “Actual” information which reflects the period from Commencement of Operations through February 28, 2009. The expense ratio for Class C Shares reflects actual 12b-1 fees of less than 1%. These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Trustees considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

At a meeting held on March 5, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser, at the request of the Board and Fund counsel, relating to the investment advisory agreement review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Fund.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the investment adviser, the projected fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s projected expenses in providing the services and the projected profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale could be experienced in managing the Fund and noted the lack of proposed breakpoints given the proposed nature of the Fund’s portfolio. The Board of Trustees considered comparative advisory fees of the Fund, the affiliated underlying funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees also reviewed the potential benefit to the investment adviser of receiving research paid for by the Fund’s or the affiliated underlying funds’ assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates may derive from their relationship with the Fund. The Board noted the benefits to the investment adviser of using affiliated underlying funds versus unaffiliated underlying funds and discussed the investment adviser’s asset allocation methodology and underlying fund selection and monitoring process. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength

8

and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of the investment advisory agreement. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions anticipated to be servicing the Fund and the affiliated underlying funds. The trustees discussed with the investment adviser the resources available in managing the Fund and the affiliated underlying funds. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the investment adviser support its decision to approve the investment advisory agreement.

Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Fund compared to its peers. The trustees discussed with the investment adviser the performance goals in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser discussed emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees noted how the Fund pays an advisory fee of 0.10% directly pursuant to the investment advisory agreement and how the Fund indirectly bears expenses of the underlying funds, which include affiliated underlying funds (whereby the investment adviser earns an investment advisory fee pursuant to an investment advisory agreement between the investment adviser and such affiliated underlying fund). The trustees discussed this arrangement with the Fund and discussed with the investment adviser the level of advisory fees for this Fund and the affiliated underlying funds relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees reviewed not only the advisory fee arrangement but other projected fees and expenses (whether payable to the adviser, its affiliates or others) and the Fund’s overall projected expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the investment advisory agreement.

9

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. At least annually, the trustees discuss with the investment adviser its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s projected expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. The Board of Trustees considered the projected size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s projected profitability, the trustees discussed with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to projected asset levels and/or whether the advisory fee structure reflects potential economies of scale as asset levels change. The Board has determined that its review of the potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. The Board of Trustees considered other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees reviewed with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

10

Van Kampen 2025 Retirement Strategy Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)

	Number of
Description	Shares	Value

Investment Companies 104.8%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	1,094	$106,140
Russell Emerging Markets Fund, Class Y	4,655	39,472
Russell International Developed Markets Fund, Class Y	5,031	96,638
Russell Real Estate Securities Fund, Class Y	3,799	61,581
Russell Strategic Bond Fund, Class Y	11,972	106,668
Russell U.S. Core Equity Fund, Class Y	7,188	114,282
Russell U.S. Small & Mid Cap Fund, Class Y	7,068	79,019
Van Kampen American Value Fund, Class I (a)	2,733	36,783
Van Kampen Capital Growth Fund, Class I (a)	3,967	25,426
Van Kampen Core Equity Fund, Class I (a)	3,853	17,414
Van Kampen Emerging Markets Fund, Class I (a)	1,048	7,480
Van Kampen Growth and Income Fund, Class I (a)	2,700	30,701
Van Kampen International Growth Fund, Class I (a)	2,902	27,918
Van Kampen Mid Cap Growth Fund, Class I (a)	761	10,057

Total Long-Term Investments 104.8% (Cost $849,610)		759,579

Repurchase Agreements 1.8%
Banc of America Securities ($6,184 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.22%, dated 02/27/09, to be sold on 03/02/09 at $6,184)		6,184
Citigroup Global Markets, Inc. ($4,948 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.25%, dated 02/27/09, to be sold on 03/02/09 at $4,948)		4,948
Citigroup Global Markets, Inc. ($1,855 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.26%, dated 02/27/09, to be sold on 03/02/09 at $1,855)		1,855
State Street Bank & Trust Co. ($13 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 02/27/09, to be sold on 03/02/09 at $13)		13

Total Repurchase Agreements 1.8% (Cost $13,000)		13,000

Total Investments 106.6% (Cost $862,610)		772,579

Liabilities in Excess of Other Assets (6.6%)		(47,790)

Net Assets 100.0%		$724,789

Percentages are calculated as a percentage of net assets.

(a)	Affiliated Fund.

11
See Notes to Financial Statements

Van Kampen 2025 Retirement Strategy Fund
Financial Statements

Statement of Assets and Liabilities
February 28, 2009 (Unaudited)

Assets:
Investments in Underlying Affiliated Funds (Cost $177,885)	$155,779
Investments in Underlying Unaffiliated Funds (Cost $671,725)	603,800
Repurchase Agreements (Cost $13,000)	13,000
Cash	588
Receivables:
Fund Shares Sold	21,406
Investments Sold	1,993
Unamortized Offering Costs	47,075
Other	264

Total Assets	843,905

Liabilities:
Payables:
Distributor and Affiliates	18,183
Offering Expense	15,522
Investments Purchased	15,052
Fund Shares Repurchased	3,750
Trustees’ Deferred Compensation and Retirement Plans	264
Accrued Expenses	66,345

Total Liabilities	119,116

Net Assets	$724,789

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$811,419
Net Unrealized Depreciation	(90,031)
Accumulated Undistributed Net Investment Income	4,921
Accumulated Net Realized Loss	(1,520)

Net Assets	$724,789

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $413,535 and 48,144 shares of beneficial interest issued and outstanding)	$8.59
Maximum sales charge (5.75%* of offering price)	0.52

Maximum offering price to public	$9.11

Class C Shares:
Net asset value and offering price per share (Based on net assets of $139,161 and 16,220 shares of beneficial interest issued and outstanding)	$8.58

Class I Shares:
Net asset value and offering price per share (Based on net assets of $86,122 and 10,000 shares of beneficial interest issued and outstanding)	$8.61

Class R Shares:
Net asset value and offering price per share (Based on net assets of $85,971 and 10,000 shares of beneficial interest issued and outstanding)	$8.60

*	On sales of $50,000 or more, the sales charge will be reduced.

12
See Notes to Financial Statements

Van Kampen 2025 Retirement Strategy Fund
Financial Statements  continued

Statement of Operations
For the Period October 23, 2008 (Commencement of Operations) to February 28, 2009 (Unaudited)

Investment Income:
Dividends From Underlying Affiliated Funds	$2,258
Dividends From Underlying Unaffiliated Funds	3,541
Interest	12

Total Income	5,811

Expenses:
Professional Fees	25,760
Offering	25,425
Reports to Shareholders	20,220
Transfer Agent Fees	16,904
Accounting and Administrative Expenses	12,296
Registration Fees	5,682
Custody	3,722
Trustees’ Fees and Related Expenses	1,796
Distribution (12b-1) and Service Fees
Class A	145
Class C	373
Class R	168
Investment Advisory Fee	165
Other	4,242

Total Expenses	116,898
Expense Reduction	116,008

Net Expenses	890

Net Investment Income	$4,921

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Loss on Sales of Underlying Affiliated Fund Shares	$(88)
Realized Loss on Sales of Underlying Unaffiliated Fund Shares	(1,432)

Net Realized Loss	(1,520)

Unrealized Appreciation/Depreciation:
Beginning of the Period	-0-
End of the Period	(90,031)

Net Unrealized Depreciation During the Period	(90,031)

Net Realized and Unrealized Loss	$(91,551)

Net Decrease in Net Assets From Operations	$(86,630)

13
See Notes to Financial Statements

Van Kampen 2025 Retirement Strategy Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

For the Period
October 23, 2008
(Commencement of
Operations) to
February 28, 2009

From Investment Activities:
Operations:
Net Investment Income	$4,921
Net Realized Loss	(1,520)
Net Unrealized Depreciation During the Period	(90,031)

Change in Net Assets from Operations	(86,630)

Net Change in Net Assets from Investment Activities	(86,630)

From Capital Transactions:
Proceeds from Shares Sold	816,834
Cost of Shares Repurchased	(5,415)

Net Change in Net Assets from Capital Transactions	811,419

Total Increase in Net Assets	724,789
Net Assets:
Beginning of the Period	-0-

End of the Period (Including accumulated undistributed net investment income of $4,921)	$724,789

14
See Notes to Financial Statements

Van Kampen 2025 Retirement Strategy Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class A Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.08
Net Realized and Unrealized Loss	(1.49)

Total from Investment Operations	(1.41)

Net Asset Value, End of the Period	$8.59

Total Return* (b)	–14.10% **
Net Assets at End of the Period (In millions)	$0.4
Ratio of Expenses to Average Net Assets* (c)	0.37%
Ratio of Net Investment Income to Average Net Assets*	2.49%
Portfolio Turnover	7% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	70.79%
Ratio of Net Investment Loss to Average Net Assets	(67.93% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.85% at February 28, 2009.

15
See Notes to Financial Statements

Van Kampen 2025 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

	October 23, 2008
	(Commencement of
	Operations) to
Class C Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.09
Net Realized and Unrealized Loss	(1.51)

Total from Investment Operations	(1.42)

Net Asset Value, End of the Period	$8.58

Total Return* (b)	–14.20%	**(c)
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (d)	1.07%	(c)
Ratio of Net Investment Income to Average Net Assets*	2.81%	(c)
Portfolio Turnover	7%	**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	71.49%	(c)
Ratio of Net Investment Loss to Average Net Assets	(67.61%	)(c)

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

(d)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.85% at February 28, 2009.

16
See Notes to Financial Statements

Van Kampen 2025 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class I Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.13
Net Realized and Unrealized Loss	(1.52)

Total from Investment Operations	(1.39)

Net Asset Value, End of the Period	$8.61

Total Return* (b)	–13.90% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c)	0.12%
Ratio of Net Investment Income to Average Net Assets*	3.77%
Portfolio Turnover	7% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	70.54%
Ratio of Net Investment Loss to Average Net Assets	(66.65% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.85% at February 28, 2009.

17
See Notes to Financial Statements

Van Kampen 2025 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class R Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.11
Net Realized and Unrealized Loss	(1.51)

Total from Investment Operations	(1.40)

Net Asset Value, End of the Period	$8.60

Total Return* (b)	–14.10% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c)	0.63%
Ratio of Net Investment Income to Average Net Assets*	3.26%
Portfolio Turnover	7% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	71.05%
Ratio of Net Investment Loss to Average Net Assets	(67.16% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to 0.50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.85% at February 28, 2009.

18
See Notes to Financial Statements

Van Kampen 2025 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen 2025 Retirement Strategy Fund (the “Fund”) is organized as a series of the Van Kampen Retirement Strategy Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek high levels of long-term total return until the target retirement date and then to seek current income consistent with preservation of capital. The Fund invests primarily in other funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on October 23, 2008. The Fund offers Class A Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective October 23, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

19

Van Kampen 2025 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$759,579
Level 2—Other Significant Observable Inputs	13,000
Level 3—Significant Unobservable Inputs	-0-

Total	$772,579

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expense Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund incurs a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service.

20

Van Kampen 2025 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

At February 28, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$864,269

Gross tax unrealized appreciation	$-0-
Gross tax unrealized depreciation	(91,690)

Net tax unrealized depreciation on investments	$(91,690)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

F. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .10% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Funds.
The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Limited (the “Subadviser”) to provide advisory services to the Fund and the Adviser with respect to the Fund’s investments. The Adviser pays 54% of its investment advisory fee to the Subadviser.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.37%, 1.07%, 0.12% and 0.63% for Classes A, C, I and R Shares, respectively. The fee waivers or expense reimbursements are voluntary. After August 31, 2009, they can be discontinued at any time. For the period ended February 28, 2009, the Adviser waived or reimbursed approximately $116,000 of its advisory fees or other expenses.
For the period ended February 28, 2009, the Fund recognized expenses of approximately $700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the period ended February 28, 2009, the Fund recognized expenses of approximately $22,100 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting

21

Van Kampen 2025 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended February 28, 2009, the Fund recognized expenses of approximately $7,900 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $300 are included in “Other” assets on the Statement of Assets and Liabilities at February 28, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the period ended February 28, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $1,600 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $0. Sales charges do not represent expenses of the Fund.
At February 28, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 10,000 shares of Class A, 10,000 shares of Class C, 10,000 shares of Class I and 10,000 shares of Class R.

3. Capital Transactions
For the period ended February 28, 2009, transactions were as follows:

	For The
	Period Ended
	February 28, 2009
	Shares	Value

Sales:
Class A	48,756	$460,308
Class C	16,220	156,526
Class I	10,000	100,000
Class R	10,000	100,000

Total Sales	84,976	$816,834

Repurchases:
Class A	(612)	$(5,415)
Class C	-0-	-0-
Class I	-0-	-0-
Class R	-0-	-0-

Total Repurchases	(612)	$(5,415)

22

Van Kampen 2025 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

4. Investment in Underlying Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Funds were $886,980 and $35,849, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $70 for Class C Shares. This amount may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

23

Van Kampen 2025 Retirement Strategy Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser
Morgan Stanley Investment
Management Limited
25 Cabot Square
Canary Wharf, London
United Kingdom E14 4QA

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

24

Van Kampen 2025 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen 2025 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen 2025 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen 2025 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen 2025 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

240, 350, 608, 503
RS2025SAN 4/09
IU09-01598P-Y02/09

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen 2030 Retirement Strategy Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of February 28, 2009.

This material must be preceded or accompanied by a Class A and C share or Class I and R share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 2/28/09

	A Shares		C Shares		I Shares	R Shares
	since 10/23/08		since 10/23/08		since 10/23/08	since 10/23/08
		w/max		w/max
		5.75%		1.00%
	w/o sales	sales	w/o sales	sales	w/o sales	w/o sales
Average Annual Total Returns	charges	charge	charges	charge	charges	charges

Since Inception	–15.30%	–20.17%	–15.30%	–16.15%	–15.10%	–15.20%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please call 800.847.2424 or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, nonqualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

Returns for the Van Kampen Retirement Strategy Fund 2030 Composite Index are derived by applying the Fund’s target asset allocation to the results of the following benchmarks: for U.S. stocks, the Russell 1000® Growth Index, the Russell 1000® Value Index, the Standard & Poor’s 500® Index (S&P 500®), the Russell 1000® Index, the Russell Midcap® Growth Index, the Russell Midcap® Value Index and the Russell 2500® Index; for international stocks, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index and the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index; for bonds, the Barclays Capital U.S. Aggregate Index, the Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index and the Barclays Capital U.S. Government Inflation Linked Bond Index; for alternatives, the FTSE NAREIT Equity REITs Index; and for cash, the Citigroup 1-Month Treasury Bill Index. Overtime, the asset allocation mix of this Composite Index will change as the Fund’s target asset allocation changes according to a “glide path” developed by the Funds’ investment subadviser. The glide path represents the shifting of the Fund’s target asset allocation over time.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the period since inception through February 28, 2009

Market Conditions

The shockwave that traveled through financial markets in September 2008 reached maximum intensity in October. While in September there were still some shelters from the storm, these were washed away in the ravages of October. With the exception of developed market government bonds and cash, virtually every asset class was down substantially in October. While the intensity of the sell-off receded in November and December, the extreme market volatility continued to take its toll. The real economy started to contract rapidly as the adverse effects from the financial crisis cascaded around the globe. Even unprecedented monetary easing from central banks around the world was insufficient to stop the tide. Large fiscal stimulus and bailout packages provided some short-term palliatives, but nonetheless were not enough to restore stability in the markets.

In October alone, the majority of equity markets were down by 15 to 20 percent, after double-digit losses in September. While some equity markets managed to find a modicum of a rebound in December, overall the numbers for the fourth quarter of 2008 as well as the entire year were extremely bleak. The S&P 500® Index was down 37 percent for the year. Foreign equity markets lost considerable value as well. Although the U.K. market fared somewhat better than that of the U.S., declining 31 percent for the year (as measured by the Financial Times Stock Exchange 100 Index), many other major European and Asian markets underperformed the U.S. in 2008. The rout in asset values also extended to the credit markets, with non-government bonds taking large losses. In the fourth quarter, senior loans, high yield bonds and emerging markets debt all lost roughly 25 percent.

The first two months of 2009 were marked by further uncertainty in the equity markets. The Obama administration’s plans to fix the banking crisis were met with further sell-offs in equities as investors appeared unconvinced the plans would work. A billion dollars has become a rounding error as the debate has shifted to trillions in taxing and spending plans, with no end to large government budget deficits in sight. The world’s central banks continued to cut interest rates in a bid to cushion the economic downturn, but with rates edging to zero there are only “unconventional” measures such as quantitative easing left to take. While equities continued to perform poorly in January and February, there were rebounds in some other asset classes such as corporate and high yield credit. Commodity markets began to improve somewhat as well. Overall, however, markets remained highly fragile and continued to suffer from extreme swings in sentiment at period end.

2

Performance Analysis

All share classes of Van Kampen 2030 Retirement Strategy Fund underperformed the Van Kampen Retirement Strategy Fund 2030 Composite Index (the “Index”) and outperformed the S&P 500® Index for the period since inception (October 23, 2008) through February 28, 2009, assuming no deduction of applicable sales charges.

Total returns for the period since inception through February 28, 2009

				Van Kampen
				Retirement
				Strategy Fund
				2030 Composite
Class A	Class C	Class I	Class R	Index	S&P 500® Index

–15.30%	–15.30%	–15.10%	–15.20%	–14.15%	–18.09%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Van Kampen 2030 Retirement Strategy Fund seeks high levels of long-term total return until the target retirement date and then seeks current income consistent with the preservation of capital. The Fund’s performance is influenced by both our asset allocation decisions and the performance of the underlying funds in which we invest to meet those asset allocation targets. During the reporting period, the Fund’s underperformance relative to the Index was primarily due to exposures to the U.S. fixed income and emerging markets asset classes. In particular, the Russell Strategic Bond Fund and the Russell Emerging Markets Fund hindered relative performance. Conversely, the Fund’s allocation to Van Kampen Capital Growth Fund was the largest positive contributor to performance. The Fund’s allocations to these three funds were roughly in-line with the Index’s U.S. fixed income, emerging markets and U.S. large cap growth stock allocations, respectively, during the reporting period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Asset Allocation as of 2/28/09 (Unaudited)

U.S. Equity	48.1%
Global/International	26.4
Fixed Income	20.5
Liquid Alternatives	10.5

Total Long-Term Investments	105.5
Total Repurchase Agreements	0.5

Total Investments	106.0
Liabilities in Excess of Other Assets	(6.0)

Net Assets	100.0%

The percentages expressed above were calculated by aggregating the investment portfolios of each underlying fund, in the proportion in which they are held by the Fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public

Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/1/08 - 2/28/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	9/1/08	2/28/09	9/1/08-2/28/09

Class A
Actual	$1,000.00	$847.00	$1.13
Hypothetical	1,000.00	1,023.06	1.76
(5% annual return before expenses)

Class C
Actual	1,000.00	847.00	3.40
Hypothetical	1,000.00	1,019.59	5.26
(5% annual return before expenses)

Class I
Actual	1,000.00	849.00	0.32
Hypothetical	1,000.00	1,024.30	0.50
(5% annual return before expenses)

Class R
Actual	1,000.00	848.00	1.94
Hypothetical	1,000.00	1,021.82	3.01
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.35%, 1.05%, 0.10% and 0.60%, for Class A, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period, except for “Actual” information which reflects the period from Commencement of Operations through February 28, 2009. These expense ratios reflect an expense waiver. The Class C expense ratio reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Trustees considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

At a meeting held on March 5, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser, at the request of the Board and Fund counsel, relating to the investment advisory agreement review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Fund.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the investment adviser, the projected fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s projected expenses in providing the services and the projected profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale could be experienced in managing the Fund and noted the lack of proposed breakpoints given the proposed nature of the Fund’s portfolio. The Board of Trustees considered comparative advisory fees of the Fund, the affiliated underlying funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees also reviewed the potential benefit to the investment adviser of receiving research paid for by the Fund’s or the affiliated underlying funds’ assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates may derive from their relationship with the Fund. The Board noted the benefits to the investment adviser of using affiliated underlying funds versus unaffiliated underlying funds and discussed the investment adviser’s asset allocation methodology and underlying fund selection and monitoring process. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength

8

and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of the investment advisory agreement. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions anticipated to be servicing the Fund and the affiliated underlying funds. The trustees discussed with the investment adviser the resources available in managing the Fund and the affiliated underlying funds. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the investment adviser support its decision to approve the investment advisory agreement.

Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Fund compared to its peers. The trustees discussed with the investment adviser the performance goals in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser discussed emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees noted how the Fund pays an advisory fee of 0.10% directly pursuant to the investment advisory agreement and how the Fund indirectly bears expenses of the underlying funds, which include affiliated underlying funds (whereby the investment adviser earns an investment advisory fee pursuant to an investment advisory agreement between the investment adviser and such affiliated underlying fund). The trustees discussed this arrangement with the Fund and discussed with the investment adviser the level of advisory fees for this Fund and the affiliated underlying funds relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees reviewed not only the advisory fee arrangement but other projected fees and expenses (whether payable to the adviser, its affiliates or others) and the Fund’s overall projected expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the investment advisory agreement.

9

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. At least annually, the trustees discuss with the investment adviser its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s projected expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. The Board of Trustees considered the projected size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s projected profitability, the trustees discussed with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to projected asset levels and/or whether the advisory fee structure reflects potential economies of scale as asset levels change. The Board has determined that its review of the potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. The Board of Trustees considered other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees reviewed with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

10

Van Kampen 2030 Retirement Strategy Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)

	Number of
Description	Shares	Value

Investment Companies 105.5%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	845	$81,982
Russell Emerging Markets Fund, Class Y	5,736	48,643
Russell International Developed Markets Fund, Class Y	6,201	119,112
Russell Real Estate Securities Fund, Class Y	5,214	84,526
Russell Strategic Bond Fund, Class Y	9,250	82,417
Russell U.S. Core Equity Fund, Class Y	8,853	140,758
Russell U.S. Small & Mid Cap Fund, Class Y	8,699	97,253
Van Kampen American Value Fund, Class I (a)	3,364	45,283
Van Kampen Capital Growth Fund, Class I (a)	4,880	31,279
Van Kampen Core Equity Fund, Class I (a)	4,748	21,462
Van Kampen Emerging Markets Fund, Class I (a)	1,295	9,246
Van Kampen Growth and Income Fund, Class I (a)	3,322	37,776
Van Kampen International Growth Fund, Class I (a)	3,578	34,418
Van Kampen Mid Cap Growth Fund, Class I (a)	941	12,444

Total Long-Term Investments 105.5% (Cost $962,051)		846,599

Repurchase Agreements 0.5%
Banc of America Securities ($1,903 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.22%, dated 02/27/09, to be sold on 03/02/09 at $1,903)		1,903
Citigroup Global Markets, Inc. ($1,522 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.25%, dated 02/27/09, to be sold on 03/02/09 at $1,522)		1,522
Citigroup Global Markets, Inc. ($571 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.26%, dated 02/27/09, to be sold on 03/02/09 at $571)		571
State Street Bank & Trust Co. ($4 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 02/27/09, to be sold on 03/02/09 at $4)		4

Total Repurchase Agreements 0.5% (Cost $4,000)		4,000

Total Investments 106.0% (Cost $966,051)		850,599
Liabilities in Excess of Other Assets (6.0%)		(47,933)

Net Assets 100.0%		$802,666

Percentages are calculated as a percentage of net assets.

(a)	Affiliated Fund

11
See Notes to Financial Statements

Van Kampen 2030 Retirement Strategy Fund
Financial Statements

Statement of Assets and Liabilities
February 28, 2009 (Unaudited)

Assets:
Investments in Underlying Affiliated Funds (Cost $219,814)	$191,908
Investments in Underlying Unaffiliated Funds (Cost $742,237)	654,691
Repurchase Agreements (Cost $4,000)	4,000
Cash	456
Receivables:
Fund Shares Sold	8,868
Investments Sold	3,826
Unamortized Offering Costs	47,075
Other	264

Total Assets	911,088

Liabilities:
Payables:
Distributor and Affiliates	17,227
Offering Expense	15,522
Investments Purchased	7,166
Trustees’ Deferred Compensation and Retirement Plans	264
Accrued Expenses	68,243

Total Liabilities	108,422

Net Assets	$802,666

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$917,028
Accumulated Undistributed Net Investment Income	4,842
Accumulated Net Realized Loss	(3,752)
Net Unrealized Depreciation	(115,452)

Net Assets	$802,666

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $462,441 and 54,584 shares of beneficial interest issued and outstanding)	$8.47
Maximum sales charge (5.75%* of offering price)	0.52

Maximum offering price to public	$8.99

Class C Shares:
Net asset value and offering price per share (Based on net assets of $170,419 and 20,122 shares of beneficial interest issued and outstanding)	$8.47

Class R Shares:
Net asset value and offering price per share (Based on net assets of $84,978 and 10,000 shares of beneficial interest issued and outstanding)	$8.50

Class I Shares:
Net asset value and offering price per share (Based on net assets of $84,828 and 10,000 shares of beneficial interest issued and outstanding)	$8.48

*	On sales of $50,000 or more, the sales charge will be reduced.

12
See Notes to Financial Statements

Van Kampen 2030 Retirement Strategy Fund
Financial Statements  continued

Statement of Operations
For the Period Ended February 28, 2009 (Unaudited)

Investment Income:
Dividends From Underlying Affiliated Funds	$2,461
Dividends From Underlying Unaffiliated Funds	3,308
Interest	10

Total Income	5,779

Expenses:
Professional Fees	25,529
Offering	25,424
Reports to Shareholders	20,218
Transfer Agent Fees	14,090
Accounting and Administrative Expenses	12,775
Registration Fees	5,480
Custody	3,869
Trustees’ Fees and Related Expenses	6,112
Distribution (12b-1) and Service Fees
Class A	175
Class C	412
Class R	168
Investment Advisory Fee	181
Other	4,539

Total Expenses	118,972
Expense Reduction	118,035

Net Expenses	937

Net Investment Income	$4,842

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Loss on Sales of Underlying Affiliated Fund Shares	$(463)
Realized Loss on Sales of Underlying Unaffiliated Fund Shares	(3,289)

Net Realized Loss	(3,752)

Unrealized Appreciation/Depreciation:
Beginning of the Period	-0-
End of the Period	(115,452)

Net Unrealized Depreciation During the Period	(115,452)

Net Realized and Unrealized Loss	$(119,204)

Net Decrease in Net Assets From Operations	$(114,362)

13
See Notes to Financial Statements

Van Kampen 2030 Retirement Strategy Fund
Financial Statements  continued

Statement of Changes in Net Assets (Unaudited)

For the Period
October 23, 2008
(Commencement of
Operations) to
February 28, 2009

From Investment Activities:
Operations:
Net Investment Income	$4,842
Net Realized Loss	(3,752)
Net Unrealized Depreciation During the Period	(115,452)

Net Change in Net Assets from Investment Activities	(114,362)

From Capital Transactions:
Proceeds from Shares Sold	919,500
Repurchases	(2,472)

Net Change in Net Assets from Capital Transactions	917,028

Net Change in Net Assets	802,666
Net Assets:
Beginning of the Period	-0-

End of the Period (Including accumulated undistributed net investment income of $4,842)	$802,666

14
See Notes to Financial Statements

Van Kampen 2030 Retirement Strategy Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class A Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.07
Net Realized and Unrealized Loss	(1.60)

Total from Investment Operations	(1.53)

Net Asset Value, End of the Period	$8.47

Total Return* (b)	–15.30% **
Net Assets at End of the Period (In millions)	$0.5
Ratio of Expenses to Average Net Assets* (c)	0.35%
Ratio of Net Investment Income to Average Net Assets*	2.18%
Portfolio Turnover	4% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	65.68%
Ratio of Net Investment Loss to Average Net Assets	(63.15% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.88% at February 28, 2009.

15
See Notes to Financial Statements

Van Kampen 2030 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class C Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.07
Net Realized and Unrealized Loss	(1.60)

Total from Investment Operations	(1.53)

Net Asset Value, End of the Period	$8.47

Total Return* (b) (c)	–15.30% **
Net Assets at End of the Period (In millions)	$0.2
Ratio of Expenses to Average Net Assets* (c) (d)	1.05%
Ratio of Net Investment Income to Average Net Assets* (c)	2.08%
Portfolio Turnover	4% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	66.38%
Ratio of Net Investment Loss to Average Net Assets (c)	(63.25% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

(d)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.88% at February 28, 2009.

16
See Notes to Financial Statements

Van Kampen 2030 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class I Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.13
Net Realized and Unrealized Loss	(1.63)

Total from Investment Operations	(1.50)

Net Asset Value, End of the Period	$8.50

Total Return* (b)	–15.10% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c)	0.10%
Ratio of Net Investment Income to Average Net Assets*	3.84%
Portfolio Turnover	4% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	65.43%
Ratio of Net Investment Loss to Average Net Assets	(61.50% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.88% at February 28, 2009.

17
See Notes to Financial Statements

Van Kampen 2030 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class R Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.11
Net Realized and Unrealized Loss	(1.63)

Total from Investment Operations	(1.52)

Net Asset Value, End of the Period	$8.48

Total Return* (b)	–15.20% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c)	0.60%
Ratio of Net Investment Income to Average Net Assets*	3.33%
Portfolio Turnover	4% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	65.93%
Ratio of Net Investment Loss to Average Net Assets	(62.00% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to .50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.88% at February 28, 2009.

18
See Notes to Financial Statements

Van Kampen 2030 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen 2030 Retirement Strategy Fund (the “Fund”) is organized as a series of the Van Kampen Retirement Strategy Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek high levels of long-term total return until the target retirement date and then to seek current income consistent with preservation of capital. The Fund invests primarily in other funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on October 23, 2008. The Fund offers Class A Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective October 23, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

19

Van Kampen 2030 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$846,599
Level 2—Other Significant Observable Inputs	4,000
Level 3—Significant Unobservable Inputs	-0-

Total	$850,599

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expense Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund incurs a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service.

20

Van Kampen 2030 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

At February 28, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$969,807

Gross tax unrealized appreciation	$-0-
Gross tax unrealized depreciation	(119,208)

Net tax unrealized depreciation on investments	$(119,208)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

F. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .10% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Funds.
The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Limited (the “Subadviser”) to provide advisory services to the Fund and the Adviser with respect to the Fund’s investments. The Adviser pays 54% of its investment advisory fee to the Subadviser.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.35%, 1.05%, 0.10% and 0.60% for Classes A, C, I and R Shares, respectively. The fee waivers or expense reimbursements are voluntary. After August 31, 2009, they can be discontinued at any time. For the period ended February 28, 2009, the Adviser waived or reimbursed approximately $118,000 of its advisory fees or other expenses.
For the period ended February 28, 2009, the Fund recognized expenses of approximately $700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the period ended February 28, 2009, the Fund recognized expenses of approximately $21,900 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.

21

Van Kampen 2030 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended February 28, 2009, the Fund recognized expenses of approximately $7,100 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $300 are included in “Other” assets on the Statement of Assets and Liabilities at February 28, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the period ended February 28, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $1,500 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $0. Sales charges do not represent expenses of the Fund.
At February 28, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 10,000 shares of Class A, 10,000 shares of Class C, 10,000 shares of Class I and 10,000 shares of Class R.

3. Capital Transactions
For the period ended February 28, 2009, transactions were as follows:

	For The
	Period Ended
	February 28, 2009
	Shares	Value

Sales:
Class A	54,845	$521,209
Class C	20,122	198,291
Class I	10,000	100,000
Class R	10,000	100,000

Total Sales	94,967	$919,500

Repurchases:
Class A	(261)	$(2,472)
Class C	-0-	-0-
Class I	-0-	-0-
Class R	-0-	-0-

Total Repurchases	(261)	$(2,472)

22

Van Kampen 2030 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

4. Investment in Underlying Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Funds were $987,406 and $21,603, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $100 for Class C Shares. This amount may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

23

Van Kampen 2030 Retirement Strategy Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser
Morgan Stanley Investment
Management Limited
25 Cabot Square
Canary Wharf, London
United Kingdom E14 4AQ

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

24

Van Kampen 2030 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen 2030 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen 2030 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen 2030 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen 2030 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

241, 351, 615, 504
RS2030SAN 4/09
IU09-01599P-Y02/09

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen 2035 Retirement Strategy Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of February 28, 2009.

This material must be preceded or accompanied by a Class A and C share or Class I and R share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 2/28/09

	A Shares		C Shares		I Shares	R Shares
	since 10/23/08		since 10/23/08		since 10/23/08	since 10/23/08
		w/max		w/max
		5.75%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charges

Since Inception	–16.70%	–21.49%	–16.70%	–17.53%	–16.60%	–16.70%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please call 800.847.2424 or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, nonqualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

Returns for the Van Kampen Retirement Strategy Fund 2035 Composite Index are derived by applying the Fund’s target asset allocation to the results of the following benchmarks: for U.S. stocks, the Russell 1000® Growth Index, the Russell 1000® Value Index, the Standard & Poor’s 500® Index (S&P 500®), the Russell 1000® Index, the Russell Midcap® Growth Index, the Russell Midcap® Value Index and the Russell 2500® Index; for international stocks, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index and the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index; for bonds, the Barclays Capital U.S. Aggregate Index, the Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index and the Barclays Capital U.S. Government Inflation Linked Bond Index; for alternatives, the FTSE NAREIT Equity REITs Index; and for cash, the Citigroup 1-Month Treasury Bill Index. Overtime, the asset allocation mix of this Composite Index will change as the Fund’s target asset allocation changes according to a “glide path” developed by the Funds’ investment subadviser. The glide path represents the shifting of the Fund’s target asset allocation over time.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the period since inception through February 28, 2009

Market Conditions

The shockwave that traveled through financial markets in September 2008 reached maximum intensity in October. While in September there were still some shelters from the storm, these were washed away in the ravages of October. With the exception of developed market government bonds and cash, virtually every asset class was down substantially in October. While the intensity of the sell-off receded in November and December, the extreme market volatility continued to take its toll. The real economy started to contract rapidly as the adverse effects from the financial crisis cascaded around the globe. Even unprecedented monetary easing from central banks around the world was insufficient to stop the tide. Large fiscal stimulus and bailout packages provided some short-term palliatives, but nonetheless were not enough to restore stability in the markets.

In October alone, the majority of equity markets were down by 15 to 20 percent, after double-digit losses in September. While some equity markets managed to find a modicum of a rebound in December, overall the numbers for the fourth quarter of 2008 as well as the entire year were extremely bleak. The S&P 500® Index was down 37 percent for the year. Foreign equity markets lost considerable value as well. Although the U.K. market fared somewhat better than that of the U.S., declining 31 percent for the year (as measured by the Financial Times Stock Exchange 100 Index), many other major European and Asian markets underperformed the U.S. in 2008. The rout in asset values also extended to the credit markets, with non-government bonds taking large losses. In the fourth quarter, senior loans, high yield bonds and emerging markets debt all lost roughly 25 percent.

The first two months of 2009 were marked by further uncertainty in the equity markets. The Obama administration’s plans to fix the banking crisis were met with further sell-offs in equities as investors appeared unconvinced the plans would work. A billion dollars has become a rounding error as the debate has shifted to trillions in taxing and spending plans, with no end to large government budget deficits in sight. The world’s central banks continued to cut interest rates in a bid to cushion the economic downturn, but with rates edging to zero there are only “unconventional” measures such as quantitative easing left to take. While equities continued to perform poorly in January and February, there were rebounds in some other asset classes such as corporate and high yield credit. Commodity markets began to improve somewhat as well. Overall, however, markets remained highly fragile and continued to suffer from extreme swings in sentiment at period end.

2

Performance Analysis

All share classes of Van Kampen 2035 Retirement Strategy Fund underperformed the Van Kampen Retirement Strategy Fund 2035 Composite Index (the “Index”) and outperformed the S&P 500® Index for the period since inception (October 23, 2008) through February 28, 2009, assuming no deduction of applicable sales charges.

Total returns for the period since inception through February 28, 2009

				Van Kampen
				Retirement Strategy
				Fund 2035	S&P 500®
Class A	Class C	Class I	Class R	Composite Index	Index

–16.70%	–16.70%	–16.60%	–16.70%	–15.56%	–18.09%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Van Kampen 2035 Retirement Strategy Fund Seeks high levels of long-term total return until the target retirement date and then seeks current income consistent with the preservation of capital. The Fund’s performance is influenced by both our asset allocation decisions and the performance of the underlying funds in which we invest to meet those asset allocation targets. During the reporting period, the Fund’s underperformance relative to the Index was primarily due to exposures to the U.S. fixed income and emerging markets asset classes. In particular, the Russell Strategic Bond Fund and the Russell Emerging Markets Fund hindered relative performance. Conversely, the Fund’s allocation to Van Kampen Capital Growth Fund was the largest positive contributor to performance. The Fund’s allocations to these three funds were roughly in-line with the Index’s U.S. fixed income, emerging markets and U.S. large cap growth stock allocations, respectively, during the reporting period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Asset Allocation as of 2/28/09 (Unaudited)

U.S. Equity	55.3%
Global/International	32.0
Fixed Income	11.0
Liquid Alternatives	10.9

Total Long-Term Investments	109.2
Total Repurchase Agreements	0.4
Liabilities in Excess of Other Assets	(9.6)

Net Assets	100.0%

The percentages expressed above were calculated by aggregating the investment portfolios of each underlying fund, in the proportion in which they are held by the fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/1/08 - 2/28/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	9/1/08	2/28/09	9/1/08-2/28/09

Class A
Actual	$1,000.00	$833.00	$1.00
Hypothetical	1,000.00	1,023.26	1.56
(5% annual return before expenses)

Class C
Actual	1,000.00	833.00	1.64
Hypothetical	1,000.00	1,022.27	2.56
(5% annual return before expenses)

Class I
Actual	1,000.00	834.00	0.19
Hypothetical	1,000.00	1,024.50	0.30
(5% annual return before expenses)

Class R
Actual	1,000.00	833.00	1.80
Hypothetical	1,000.00	1,022.02	2.81
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.31%, 0.51%, 0.06% and 0.56%, for Class A, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period except for “Actual” information which reflects the period from Commencement of Operations through February 28, 2009. The Class C expense ratio reflects actual 12b-1 fees of less than 1%. These expense ratios reflect on expense waiver.

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Trustees considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

At a meeting held on March 5, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser, at the request of the Board and Fund counsel, relating to the investment advisory agreement review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Fund.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the investment adviser, the projected fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s projected expenses in providing the services and the projected profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale could be experienced in managing the Fund and noted the lack of proposed breakpoints given the proposed nature of the Fund’s portfolio. The Board of Trustees considered comparative advisory fees of the Fund, the affiliated underlying funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees also reviewed the potential benefit to the investment adviser of receiving research paid for by the Fund’s or the affiliated underlying funds’ assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates may derive from their relationship with the Fund. The Board noted the benefits to the investment adviser of using affiliated underlying funds versus unaffiliated underlying funds and discussed the investment adviser’s asset allocation methodology and underlying fund selection and monitoring process. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength

8

and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of the investment advisory agreement. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions anticipated to be servicing the Fund and the affiliated underlying funds. The trustees discussed with the investment adviser the resources available in managing the Fund and the affiliated underlying funds. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the investment adviser support its decision to approve the investment advisory agreement.

Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Fund compared to its peers. The trustees discussed with the investment adviser the performance goals in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser discussed emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees noted how the Fund pays an advisory fee of 0.10% directly pursuant to the investment advisory agreement and how the Fund indirectly bears expenses of the underlying funds, which include affiliated underlying funds (whereby the investment adviser earns an investment advisory fee pursuant to an investment advisory agreement between the investment adviser and such affiliated underlying fund). The trustees discussed this arrangement with the Fund and discussed with the investment adviser the level of advisory fees for this Fund and the affiliated underlying funds relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees reviewed not only the advisory fee arrangement but other projected fees and expenses (whether payable to the adviser, its affiliates or others) and the Fund’s overall projected expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the investment advisory agreement.

9

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. At least annually, the trustees discuss with the investment adviser its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s projected expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. The Board of Trustees considered the projected size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s projected profitability, the trustees discussed with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to projected asset levels and/or whether the advisory fee structure reflects potential economies of scale as asset levels change. The Board has determined that its review of the potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. The Board of Trustees considered other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees reviewed with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

10

Van Kampen 2035 Retirement Strategy Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)

	Number of
Description	Shares	Value

Investment Companies 109.2%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	261	$25,322
Russell Emerging Markets Fund, Class Y	4,548	38,566
Russell International Developed Markets Fund, Class Y	4,090	78,563
Russell Real Estate Securities Fund, Class Y	3,100	50,256
Russell Strategic Bond Fund, Class Y	2,850	25,397
Russell U.S. Core Equity Fund, Class Y	5,839	92,845
Russell U.S. Small & Mid Cap Fund, Class Y	5,738	64,152
Van Kampen American Value Fund, Class I (a)	2,219	29,869
Van Kampen Capital Growth Fund, Class I (a)	3,219	20,635
Van Kampen Core Equity Fund, Class I (a)	3,126	14,129
Van Kampen Emerging Markets Fund, Class I (a)	1,008	7,197
Van Kampen Growth and Income Fund, Class I (a)	2,192	24,922
Van Kampen International Growth Fund, Class I (a)	2,360	22,701
Van Kampen Mid Cap Growth Fund, Class I (a)	623	8,234

Total Long-Term Investments 109.2% (Cost $588,834)		502,788

Repurchase Agreements 0.4%
Banc of America Securities ($951 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.22%, dated 02/27/09, to be sold on 03/02/09 at $951)		951
Citigroup Global Markets, Inc. ($761 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.25%, dated 02/27/09, to be sold on 03/02/09 at $761)		761
Citigroup Global Markets, Inc. ($286 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.26%, dated 02/27/09, to be sold on 03/02/09 at $286)		286
State Street Bank & Trust Co. ($2 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 02/27/09, to be sold on 03/02/09 at $2)		2

Total Repurchase Agreements 0.4% (Cost $2,000)		2,000

Total Investments 109.6% (Cost $590,834)		504,788

Liabilities in Excess of Other Assets (9.6%)		(44,392)

Net Assets 100.0%		$460,396

Percentages are calculated as a percentage of net assets.

(a)	Affiliated Fund

11
See Notes to Financial Statements

Van Kampen 2035 Retirement Strategy Fund
Financial Statements

Statement of Assets and Liabilities
February 28, 2009 (Unaudited)

Assets:
Investments in Underlying Affiliated Funds (Cost $150,232)	$127,687
Investments in Underlying Unaffiliated Funds (Cost $438,602)	375,101
Repurchase Agreements (Cost $2,000)	2,000
Cash	240
Receivables:
Investments Sold	2,188
Fund Shares Sold	264
Unamortized Offering Costs	47,075
Other	264

Total Assets	554,819

Liabilities:
Payables:
Distributor and Affiliates	18,454
Investments Purchased	3,717
Offering Costs	15,522
Trustees’ Deferred Compensation and Retirement Plans	264
Accrued Expenses	56,466

Total Liabilities	94,423

Net Assets	$460,396

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$543,510
Accumulated Undistributed Net Investment Income	5,638
Accumulated Net Realized Loss	(2,706)
Net Unrealized Depreciation	(86,046)

Net Assets	$460,396

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $171,042 and 20,522 shares of beneficial interest issued and outstanding)	$8.33
Maximum sales charge (5.75%* of offering price)	0.51

Maximum offering price to public	$8.84

Class C Shares:
Net asset value and offering price per share (Based on net assets of $122,616 and 14,722 shares of beneficial interest issued and outstanding)	$8.33

Class I Shares:
Net asset value and offering price per share (Based on net assets of $83,443 and 10,000 shares of beneficial interest issued and outstanding)	$8.34

Class R Shares:
Net asset value and offering price per share (Based on net assets of $83,295 and 10,000 shares of beneficial interest issued and outstanding)	$8.33

*	On sales of $50,000 or more, the sales charge will be reduced.

12
See Notes to Financial Statements

Van Kampen 2035 Retirement Strategy Fund
Financial Statements  continued

Statement of Operations
For the Period October 23, 2008 (Commencement of Operations) to February 28, 2009 (Unaudited)

Investment Income:
Dividends From Underlying Affiliated Funds	$3,007
Dividends From Underlying Unaffiliated Funds	3,144
Interest	8

Total Income	6,159

Expenses:
Offering Costs	25,425
Professional Fees	25,175
Reports to Shareholders	20,219
Transfer Agent Fees	15,676
Accounting and Administrative Expenses	13,698
Registration Fees	4,827
Custody	3,997
Trustees’ Fees and Related Expenses	1,799
Distribution (12b-1) and Service Fees
Class A	101
Class C	163
Class R	168
Investment Advisory Fee	143
Other	4,519

Total Expenses	115,910
Expense Reduction	115,389

Net Expenses	521

Net Investment Income	$5,638

Realized and Unrealized Loss:
Realized Gain/Loss:
Realized Loss on Sales of Underlying Affiliated Fund Shares	(362)
Realized Loss on Sales of Underlying Unaffiliated Fund Shares	(2,344)

Net Realized Loss	(2,706)

Unrealized Appreciation/Depreciation:
Beginning of the Period	-0-
End of the Period	(86,046)

Net Unrealized Depreciation During the Period	(86,046)

Net Realized and Unrealized Loss	$(88,752)

Net Decrease in Net Assets From Operations	$(83,114)

13
See Notes to Financial Statements

Van Kampen 2035 Retirement Strategy Fund
Financial Statements  continued

Statement of Changes in Net Assets (Unaudited)

For the Period
October 23, 2008
(Commencement of
Operations) to
February 28, 2009

From Investment Activities:
Operations:
Net Investment Income	$5,638
Net Realized Loss	(2,706)
Net Unrealized Depreciation During the Period	(86,046)

Net Change in Net Assets from Investment Activities	(83,114)

From Capital Transactions:
Proceeds from Shares Sold	544,711
Cost of Shares Repurchased	(1,201)

Net Change in Net Assets from Capital Transactions	543,510

Net Change in Net Assets	460,396
Net Assets:
Beginning of the Period	-0-

End of the Period (Including accumulated undistributed net investment income of $5,638)	$460,396

14
See Notes to Financial Statements

Van Kampen 2035 Retirement Strategy Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class A Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.12
Net Realized and Unrealized Loss	(1.79)

Total from Investment Operations	(1.67)

Net Asset Value, End of the Period	$8.33

Total Return* (b)	–16.70% **
Net Assets at End of the Period (In millions)	$0.2
Ratio of Expenses to Average Net Assets* (c)	0.31%
Ratio of Net Investment Income to Average Net Assets*	3.68%
Portfolio Turnover	5% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	80.71%
Ratio of Net Investment Loss to Average Net Assets	(76.72% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was .92% at February 28, 2009.

**	Non-Annualized

15
See Notes to Financial Statements

Van Kampen 2035 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class C Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.13
Net Realized and Unrealized Loss	(1.80)

Total from Investment Operations	(1.67)

Net Asset Value, End of the Period	$8.33

Total Return* (b) (c)	–16.70% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c) (d)	0.51%
Ratio of Net Investment Income to Average Net Assets* (c)	3.77%
Portfolio Turnover	5% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	80.91%
Ratio of Net Investment Loss to Average Net Asset (c)	(76.63% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

(d)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was .92% at February 28, 2009.

**	Non-Annualized

16
See Notes to Financial Statements

Van Kampen 2035 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class I Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.15
Net Realized and Unrealized Loss	(1.81)

Total from Investment Operations	(1.66)

Net Asset Value, End of the Period	$8.34

Total Return* (b)	–16.60% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c)	0.06%
Ratio of Net Investment Income to Average Net Assets*	4.42%
Portfolio Turnover	5% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	80.46%
Ratio of Net Investment Loss to Average Net Assets	(75.98% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was .92% at February 28, 2009.

**	Non-Annualized

17
See Notes to Financial Statements

Van Kampen 2035 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class R Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.13
Net Realized and Unrealized Loss	(1.80)

Total from Investment Operations	(1.67)

Net Asset Value, End of the Period	$8.33

Total Return* (b)	–16.70% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c)	0.56%
Ratio of Net Investment Income to Average Net Assets*	3.92%
Portfolio Turnover	5% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	80.96%
Ratio of Net Investment Loss to Average Net Assets	(76.48% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return includes combined 12b-1 fees and service fees of up to .50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was .92% at February 28, 2009.

**	Non-Annualized

18
See Notes to Financial Statements

Van Kampen 2035 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen 2035 Retirement Strategy Fund (the “Fund”) is organized as a series of the Van Kampen Retirement Strategy Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek high levels of long-term total return until the target retirement date and then to seek current income consistent with preservation of capital. The Fund invests primarily in other funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on October 23, 2008. The Fund offers Class A Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective October 23, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

19

Van Kampen 2035 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$504,788
Level 2—Other Significant Observable Inputs	-0-
Level 3—Significant Unobservable Inputs	-0-

Total	$504,788

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund incurs a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense“ and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service.

20

Van Kampen 2035 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

At February 28, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$593,654

Gross tax unrealized appreciation	-0-
Gross tax unrealized depreciation	(88,866)

Net tax unrealized depreciation on investments	$(88,866)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

F. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .10% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Funds.
The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Limited (the “Subadviser”) to provide advisory services to the Fund and the Adviser with respect to the Fund’s investments. The Adviser pays 54% of its investment advisory fee to the Subadviser.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.31%, 0.51%, 0.06% and 0.56% for Classes A, C, I and R Shares, respectively. The fee waivers or expense reimbursements are voluntary. After August 31, 2009, they can be discontinued at any time. For the period ended February 28, 2009, the Adviser waived or reimbursed approximately $115,400 of its advisory fees or other expenses.
For the period ended February 28, 2009, the Fund recognized expenses of approximately $700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the period ended February 28, 2009, the Fund recognized expenses of approximately $21,900 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting

21

Van Kampen 2035 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc.(VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended February 28, 2009, the Fund recognized expenses of approximately $8,700 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $300 are included in “Other” assets on the Statement of Assets and Liabilities at February 28, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the period ended February 28, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $300 and contingent deferred sales charges (CDSC) on redeemed shares of $0. Sales charges do not represent expenses of the Fund.
At February 28, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 10,000 shares of Class A, 10,000 shares of Class C, 10,000 shares of Class I and 10,000 shares of Class R.

3. Capital Transactions
For the period ended February 28, 2009, transactions were as follows:

	For The
	Period Ended
	February 28, 2009
	Shares	Value

Sales:
Class A	20,651	$198,935
Class C	14,722	145,775
Class I	10,000	100,000
Class R	10,000	100,001

Total Sales	55,373	$544,711

Repurchases:
Class A	(129)	$(1,200)
Class C	-0-	-0-
Class I	-0-	-0-
Class R	-0-	(1)

Total Repurchases	(129)	$(1,201)

22

Van Kampen 2035 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

4. Investment In Underlying Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Funds were $615,372 and $23,831, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
All distribution expenses incurred by the Distributor have been reimbursed by the Fund which has resulted in a reduced distribution fee for Class C Shares. To the extent distribution expenses are incurred by the Distributor in the future, these amounts may be recovered from subsequent payments under the distribution plan or CDSC.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

23

Van Kampen 2035 Retirement Strategy Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser
Morgan Stanley Investment
Management Limited
25 Cabot Square Canary Wharf, London
United Kingdom E14 4QA

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

24

Van Kampen 2035 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen 2035 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen 2035 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen 2035 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen 2035 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

242, 352, 616, 505
RS2035SAN 4/09
IU09-01631P-Y02/09

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen 2040 Retirement Strategy Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of February 28, 2009.

This material must be preceded or accompanied by a Class A and C share or Class I and R share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 2/28/09

	A Shares		C Shares		I Shares	R Shares
	since 10/23/08		since 10/23/08		since 10/23/08	since 10/23/08
		w/max		w/max
		5.75%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	w/o sales
Total Returns	charges	charges	charges	charges	charges	charges

Since Inception	–17.10%	–21.87%	–17.20%	–18.03%	–17.00%	–17.20%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please call 800.847.2424 or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, nonqualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

Returns for the Van Kampen Retirement Strategy Fund 2040 Composite Index are derived by applying the Fund’s target asset allocation to the results of the following benchmarks: for U.S. stocks, the Russell 1000 Growth Index, the Russell 1000 Value Index, the Standard & Poor’s 500 Index (S&P 500), the Russell 1000 Index, the Russell Midcap Growth Index, the Russell Midcap Value Index and the Russell 2500 Index; for international stocks, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index and the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index; for bonds, the Barclays Capital U.S. Aggregate Index, the Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index and the Barclays Capital U.S. Government Inflation Linked Bond Index; for alternatives, the FTSE NAREIT Equity REITs Index; and for cash, the Citigroup 1-Month Treasury Bill Index. Overtime, the asset allocation mix of this Composite Index will change as the Fund’s target asset allocation changes according to a “glide path” developed by the Funds’ investment subadviser. The glide path represents the shifting of the Fund’s target asset allocation over time.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the period since inception through February 28, 2009

Market Conditions

The shockwave that traveled through financial markets in September 2008 reached maximum intensity in October. While in September there were still some shelters from the storm, these were washed away in the ravages of October. With the exception of developed market government bonds and cash, virtually every asset class was down substantially in October. While the intensity of the sell-off receded in November and December, the extreme market volatility continued to take its toll. The real economy started to contract rapidly as the adverse effects from the financial crisis cascaded around the globe. Even unprecedented monetary easing from central banks around the world was insufficient to stop the tide. Large fiscal stimulus and bailout packages provided some short-term palliatives, but nonetheless were not enough to restore stability in the markets.

In October alone, the majority of equity markets were down by 15 to 20 percent, after double-digit losses in September. While some equity markets managed to find a modicum of a rebound in December, overall the numbers for the fourth quarter of 2008 as well as the entire year were extremely bleak. The S&P 500® Index was down 37 percent for the year. Foreign equity markets lost considerable value as well. Although the U.K. market fared somewhat better than that of the U.S., declining 31 percent for the year (as measured by the Financial Times Stock Exchange 100 Index), many other major European and Asian markets underperformed the U.S. in 2008. The rout in asset values also extended to the credit markets, with non-government bonds taking large losses. In the fourth quarter, senior loans, high yield bonds and emerging markets debt all lost roughly 25 percent.

The first two months of 2009 were marked by further uncertainty in the equity markets. The Obama administration’s plans to fix the banking crisis were met with further sell-offs in equities as investors appeared unconvinced the plans would work. A billion dollars has become a rounding error as the debate has shifted to trillions in taxing and spending plans, with no end to large government budget deficits in sight. The world’s central banks continued to cut interest rates in a bid to cushion the economic downturn, but with rates edging to zero there are only “unconventional” measures such as quantitative easing left to take. While equities continued to perform poorly in January and February, there were rebounds in some other asset classes such as corporate and high yield credit. Commodity markets began to improve somewhat as well. Overall, however, markets remained highly fragile and continued to suffer from extreme swings in sentiment at period end.

2

Performance Analysis

All share classes of Van Kampen 2040 Retirement Strategy Fund underperformed the Van Kampen Retirement Strategy Fund 2040 Composite Index (the “Index”) and outperformed the S&P 500® Index for the period since inception (October 23, 2008) through February 28, 2009, assuming no deduction of applicable sales charges.

Total returns for the period since inception through February 28, 2009

				Van Kampen
				Retirement Strategy
				Fund 2040	S&P 500®
Class A	Class C	Class I	Class R	Composite Index	Index

–17.10%	–17.20%	–17.00%	–17.20%	–15.17%	–18.09%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Van Kampen 2040 Retirement Strategy Fund seeks high levels of long-term total return until the target retirement date and then seeks current income consistent with the preservation of capital. The Fund’s performance is influenced by both our asset allocation decisions and the performance of the underlying funds in which we invest to meet those asset allocation targets. During the reporting period, the Fund’s underperformance relative to the Index was primarily due to exposures to the U.S. fixed income and emerging markets asset classes. In particular, the Russell Strategic Bond Fund and the Russell Emerging Markets Fund hindered relative performance. Conversely, the Fund’s allocation to Van Kampen Capital Growth Fund was the largest positive contributor to performance. The Fund’s allocations to these three funds were roughly in-line with the Index’s U.S. fixed income, emerging markets, and U.S. large-cap growth stock allocations, respectively, during the reporting period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Asset Allocation as of 2/28/09 (Unaudited)

U.S. Equity	54.0%
Global/International	34.7
Fixed Income	11.2
Liquid Alternatives	11.1

Total Long-Term Investments	111.0
Short-Term Investments	11.5
Liabilities in Excess of Other Assets	(22.5)

Net Assets	100.0%

The percentages expressed above were calculated by aggregating the investment portfolios of each underlying fund, in the proportion in which they are held by the fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/1/08 - 2/28/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	9/1/08	2/28/09	9/1/08-2/28/09

Class A
Actual	$1,000.00	$829.00	$0.90
Hypothetical	1,000.00	1,023.41	1.40
(5% annual return before expenses)

Class C
Actual	1,000.00	828.00	1.57
Hypothetical	1,000.00	1,022.36	2.46
(5% annual return before expenses)

Class I
Actual	1,000.00	830.00	0.10
Hypothetical	1,000.00	1,024.65	0.15
(5% annual return before expenses)

Class R
Actual	1,000.00	828.00	1.70
Hypothetical	1,000.00	1,022.17	2.66
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.28%, 0.49%, 0.03% and 0.53% for Class A, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) except for “Actual” information which reflects the period from Commencement of Operations through February 28, 2009. The Class C expense ratio reflects actual 12b-1 fees of less than 1%. These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Trustees considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

At a meeting held on March 5, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser, at the request of the Board and Fund counsel, relating to the investment advisory agreement review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Fund.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the investment adviser, the projected fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s projected expenses in providing the services and the projected profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale could be experienced in managing the Fund and noted the lack of proposed breakpoints given the proposed nature of the Fund’s portfolio. The Board of Trustees considered comparative advisory fees of the Fund, the affiliated underlying funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees also reviewed the potential benefit to the investment adviser of receiving research paid for by the Fund’s or the affiliated underlying funds’ assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates may derive from their relationship with the Fund. The Board noted the benefits to the investment adviser of using affiliated underlying funds versus unaffiliated underlying funds and discussed the investment adviser’s asset allocation methodology and underlying fund selection and monitoring process. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength

8

and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of the investment advisory agreement. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions anticipated to be servicing the Fund and the affiliated underlying funds. The trustees discussed with the investment adviser the resources available in managing the Fund and the affiliated underlying funds. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the investment adviser support its decision to approve the investment advisory agreement.

Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Fund compared to its peers. The trustees discussed with the investment adviser the performance goals in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser discussed emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees noted how the Fund pays an advisory fee of 0.10% directly pursuant to the investment advisory agreement and how the Fund indirectly bears expenses of the underlying funds, which include affiliated underlying funds (whereby the investment adviser earns an investment advisory fee pursuant to an investment advisory agreement between the investment adviser and such affiliated underlying fund). The trustees discussed this arrangement with the Fund and discussed with the investment adviser the level of advisory fees for this Fund and the affiliated underlying funds relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees reviewed not only the advisory fee arrangement but other projected fees and expenses (whether payable to the adviser, its affiliates or others) and the Fund’s overall projected expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the investment advisory agreement.

9

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. At least annually, the trustees discuss with the investment adviser its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s projected expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. The Board of Trustees considered the projected size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s projected profitability, the trustees discussed with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to projected asset levels and/or whether the advisory fee structure reflects potential economies of scale as asset levels change. The Board has determined that its review of the potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. The Board of Trustees considered other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees reviewed with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

10

Van Kampen 2040 Retirement Strategy Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)

	Number of
Description	Shares	Value

Investment Companies 111.0%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	268	$26,001
Russell Emerging Markets Fund, Class Y	6,148	52,133
Russell International Developed Markets Fund, Class Y	4,048	77,764
Russell Real Estate Securities Fund, Class Y	3,199	51,857
Russell Strategic Bond Fund, Class Y	2,938	26,178
Russell U.S. Core Equity Fund, Class Y	5,788	92,031
Russell U.S. Small & Mid Cap Fund, Class Y	5,682	63,525
Van Kampen American Value Fund, Class I (a)	2,199	29,604
Van Kampen Capital Growth Fund, Class I (a)	3,189	20,442
Van Kampen Core Equity Fund, Class I (a)	3,103	14,025
Van Kampen Emerging Markets Fund, Class I (a)	1,380	9,856
Van Kampen Growth and Income Fund, Class I (a)	2,173	24,709
Van Kampen International Growth Fund, Class I (a)	2,336	22,472
Van Kampen Mid Cap Growth Fund, Class I (a)	617	8,151

Total Long-Term Investments 111.0% (Cost $603,101)		518,748

Repurchase Agreements 11.5%
Banc of America Securities (25,688 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.22%, dated 02/27/09, to be sold on 03/02/09 at 25,689)		25,688
Citigroup Global Markets, Inc. (20,551 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.25%, dated 02/27/09, to be sold on 03/02/09 at 20,551)		20,551
Citigroup Global Markets, Inc. (7,706 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.26%, dated 02/27/09, to be sold on 03/02/09 at 7,707)		7,706
State Street Bank & Trust Co. (55 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 02/27/09, to be sold on 03/02/09 at 55)		55

Total Repurchase Agreements 11.5% (Cost $54,000)		54,000

Total Investments 122.5% (Cost $657,101)		572,748

Liabilities in Excess of Other Assets (22.5%)		(105,295)

Net Assets 100.0%		$467,453

Percentages are calculated as a percentage of net assets.

(a)	Affiliated Fund

11
See Notes to Financial Statements

Van Kampen 2040 Retirement Strategy Fund
Financial Statements

Statement of Assets and Liabilities
February 28, 2009 (Unaudited)

Assets:
Investments in Underlying Affiliated Funds (Cost $151,675)	$129,259
Investments in Underlying Unaffiliated Funds (Cost $451,426)	389,489
Repurchase Agreements (Cost $54,000)	54,000
Cash	800
Unamortized Offering Costs	47,076
Other	265

Total Assets	620,889

Liabilities:
Payables:
Investments Purchased	54,143
Distributor and Affiliates	19,758
Offering Costs	15,523
Trustees’ Deferred Compensation and Retirement Plans	264
Accrued Expenses	63,748

Total Liabilities	153,436

Net Assets	$467,453

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$546,781
Accumulated Undistributed Net Investment Income	6,677
Accumulated Net Realized Loss	(1,652)
Net Unrealized Depreciation	(84,353)

Net Assets	$467,453

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $190,276 and 22,953 shares of beneficial interest issued and outstanding)	$8.29
Maximum sales charge (5.75%* of offering price)	0.51

Maximum offering price to public	$8.80

Class C Shares:
Net asset value and offering price per share (Based on net assets of $111,300 and 13,431 shares of beneficial interest issued and outstanding)	$8.29

Class I Shares:
Net asset value and offering price per share (Based on net assets of $83,011 and 10,000 shares of beneficial interest issued and outstanding)	$8.30

Class R Shares:
Net asset value and offering price per share (Based on net assets of $82,866 and 10,000 shares of beneficial interest issued and outstanding)	$8.29

*	On sales of $50,000 or more, the sales charge will be reduced.

12
See Notes to Financial Statements

Van Kampen 2040 Retirement Strategy Fund
Financial Statements  continued

Statement of Operations
For the Period October 23, 2008 (Commencement of Operations) to February 28, 2009 (Unaudited)

Investment Income:
Dividends From Underlying Affiliated Funds	$3,479
Dividends From Underlying Unaffiliated Funds	3,676
Interest	6

Total Income	7,161

Expenses:
Professional Fees	25,528
Offering Costs	25,425
Reports to Shareholders	20,219
Transfer Agent Fees	18,061
Accounting and Administrative Expenses	13,698
Registration Fees	5,317
Custody	3,997
Trustees’ Fees and Related Expenses	1,789
Distribution (12b-1) and Service Fees
Class A	104
Class C	163
Class R	168
Investment Advisory Fee	144
Other	4,383

Total Expenses	118,996
Expense Reduction	118,512

Net Expenses	484

Net Investment Income	$6,677

Realized and Unrealized Gain/Loss:
Realized Loss on Sales of Underlying Affiliated Fund Shares	$(119)
Realized Loss on Sales of Underlying Unaffiliated Fund Shares	(1,533)

Net Realized Loss	(1,652)

Unrealized Appreciation/Depreciation:
Beginning of the Period	-0-
End of the Period	(84,353)

Net Unrealized Depreciation During the Period	(84,353)

Net Realized and Unrealized Loss	$(86,005)

Net Decrease in Net Assets From Operations	$(79,328)

13
See Notes to Financial Statements

Van Kampen 2040 Retirement Strategy Fund
Financial Statements  continued

Statement of Changes in Net Assets  (Unaudited)

For the Period
October 23, 2008
(Commencement of
Operations) to
February 28, 2009

From Investment Activities:
Operations:
Net Investment Income	$6,677
Net Realized Loss	(1,652)
Net Unrealized Depreciation During the Period	(84,353)

Net Change in Net Assets from Investment Activities	(79,328)

From Capital Transactions:
Proceeds from Shares Sold	546,781

Net Change in Net Assets from Capital Transactions	546,781

Total Increase in Net Assets	467,453

Net Assets:
Beginning of the Period	-0-

End of the Period (Including accumulated undistributed net investment income of $6,677)	$467,453

14
See Notes to Financial Statements

Van Kampen 2040 Retirement Strategy Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class A Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.15
Net Realized and Unrealized Loss	(1.86)

Total from Investment Operations	(1.71)

Net Asset Value, End of the Period	$8.29

Total Return* (b)	–17.10% **
Net Assets at End of the Period (In millions)	$0.2
Ratio of Expenses to Average Net Assets* (c)	0.28%
Ratio of Net Investment Income to Average Net Assets*	4.52%
Portfolio Turnover	5% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	82.38%
Ratio of Net Investment Loss to Average Net Assets	(77.57% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.95% at February 28, 2009.

15
See Notes to Financial Statements

Van Kampen 2040 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class C Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.15
Net Realized and Unrealized Loss	(1.86)

Total from Investment Operations	(1.71)

Net Asset Value, End of the Period	$8.29

Total Return* (b) (c)	–17.20% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c) (d)	0.49%
Ratio of Net Investment Income to Average Net Assets* (c)	4.34%
Portfolio Turnover	5% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	82.59%
Ratio of Net Investment Loss to Average Net Assets (c)	(77.75% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets Reflect actual 12b-1 fees of less than 1% (See footnote 5).

(d)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.95% at February 28, 2009.

16
See Notes to Financial Statements

Van Kampen 2040 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class I Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.17
Net Realized and Unrealized Loss	(1.87)

Total from Investment Operations	(1.70)

Net Asset Value, End of the Period	$8.30

Total Return* (b)	–17.00% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c)	0.03%
Ratio of Net Investment Income to Average Net Assets*	5.09%
Portfolio Turnover	5% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	82.13%
Ratio of Net Investment Loss to Average Net Assets	(77.00% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.95% at February 28, 2009.

17
See Notes to Financial Statements

Van Kampen 2040 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class R Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.15
Net Realized and Unrealized Loss	(1.86)

Total from Investment Operations	(1.71)

Net Asset Value, End of the Period	$8.29

Total Return* (b)	–17.20% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c)	0.53%
Ratio of Net Investment Income to Average Net Assets*	4.59%
Portfolio Turnover	5% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	82.63%
Ratio of Net Investment Loss to Average Net Assets	(77.51% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to .50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.95% at February 28, 2009.

18
See Notes to Financial Statements

Van Kampen 2040 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen 2040 Retirement Strategy Fund (the “Fund”) is organized as a series of the Van Kampen Retirement Strategy Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek high levels of long-term total return until the target retirement date and then to seek current income consistent with preservation of capital. The Fund invests primarily in other funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on October 23, 2008. The Fund offers Class A Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective October 23, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

19

Van Kampen 2040 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities

Level 1—Quoted Prices	$518,748
Level 2—Other Significant Observable Inputs	54,000
Level 3—Significant Unobservable Inputs	-0-

Total	$572,748

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund incurs a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service.

20

Van Kampen 2040 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

At February 28, 2009, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$659,017

Gross tax unrealized appreciation	$-0-
Gross tax unrealized depreciation	(86,269)

Net tax unrealized depreciation on investments	$(86,269)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

F. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .10% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Funds.
The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Limited (the “Subadviser”) to provide advisory services to the Fund and the Adviser with respect to the Fund’s investment. The Adviser pays 54% of its investment advisory fee to the Subadviser.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.28%, 0.49%, 0.03% and 0.53% for Classes A, C, I and R Shares, respectively. The fee waivers or expense reimbursements are voluntary. After August 31, 2009, they can be discontinued at any time. For the period ended February 28, 2009, the Adviser waived or reimbursed approximately $118,500 of its advisory fees or other expenses.
For the period ended February 28, 2009, the Fund recognized expenses of approximately $700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the period ended February 28, 2009, the Fund recognized expenses of approximately $22,200 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of

21

Van Kampen 2040 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

“Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc.(VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended February 28, 2009, the Fund recognized expenses of approximately $9,600 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $300 are included in “Other” assets on the Statement of Assets and Liabilities at February 28, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the period ended February 28, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $800 and contingent deferred sales charges (CDSC) on redeemed shares of $0. Sales charges do not represent expenses of the Fund.
At February 28, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 10,000 shares of Class A, 10,000 shares of Class C, 10,000 shares of Class I and 10,000 shares of Class R.

3. Capital Transactions
For the period ended February 28, 2009, transactions were as follows:

	For The
	Period Ended
	February 28, 2009
	Shares	Value

Sales:
Class A	22,953	$215,028
Class C	13,431	131,753
Class I	10,000	100,000
Class R	10,000	100,000

Total Sales	56,384	$546,781

4. Investment In Underlying Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Funds were $626,366 and $21,613, respectively.

22

Van Kampen 2040 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was $0 for Class C Shares. This amount may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

23

Van Kampen 2040 Retirement Strategy Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser
Morgan Stanley Investment Management
Limited
25 Cabot Square
Canary Wharf, London
United Kingdom E14 4QA

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

24

Van Kampen 2040 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen 2040 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen 2040 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen 2040 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen 2040 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

244, 354, 618, 506
RS2040SAN 4/09
IU09-01632P-Y02/09

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen 2045 Retirement Strategy Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of February 28, 2009.

This material must be preceded or accompanied by a Class A and C share or Class I and R share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 2/28/09

	A Shares		C Shares		I Shares	R Shares
	since 10/23/08		since 10/23/08		since 10/23/08	since 10/23/08
		w/max		w/max
		5.75%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charges

Since Inception	–16.70%	–21.49%	–16.80%	–17.63%	–16.70%	–16.80%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please call 800.847.2424 or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, nonqualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

Returns for the Van Kampen Retirement Strategy Fund 2045 Composite Index are derived by applying the Fund’s target asset allocation to the results of the following benchmarks: for U.S. stocks, the Russell 1000® Growth Index, the Russell 1000® Value Index, the Standard & Poor’s 500® Index (S&P 500®), the Russell 1000® Index, the Russell Midcap® Growth Index, the Russell Midcap® Value Index and the Russell 2500® Index; for international stocks, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index and the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index; for bonds, the Barclays Capital U.S. Aggregate Index, the Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index and the Barclays Capital U.S. Government Inflation Linked Bond Index; for alternatives, the FTSE NAREIT Equity REITs Index; and for cash, the Citigroup 1-Month Treasury Bill Index. Overtime, the asset allocation mix of this Composite Index will change as the Fund’s target asset allocation changes according to a “glide path” developed by the Funds’ investment subadviser. The glide path represents the shifting of the Fund’s target asset allocation over time.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the period since inception through February 28, 2009

Market Conditions

The shockwave that traveled through financial markets in September 2008 reached maximum intensity in October. While in September there were still some shelters from the storm, these were washed away in the ravages of October. With the exception of developed market government bonds and cash, virtually every asset class was down substantially in October. While the intensity of the sell-off receded in November and December, the extreme market volatility continued to take its toll. The real economy started to contract rapidly as the adverse effects from the financial crisis cascaded around the globe. Even unprecedented monetary easing from central banks around the world was insufficient to stop the tide. Large fiscal stimulus and bailout packages provided some short-term palliatives, but nonetheless were not enough to restore stability in the markets.

In October alone, the majority of equity markets were down by 15 to 20 percent, after double-digit losses in September. While some equity markets managed to find a modicum of a rebound in December, overall the numbers for the fourth quarter of 2008 as well as the entire year were extremely bleak. The S&P 500® Index was down 37 percent for the year. Foreign equity markets lost considerable value as well. Although the U.K. market fared somewhat better than that of the U.S., declining 31 percent for the year (as measured by the Financial Times Stock Exchange 100 Index), many other major European and Asian markets underperformed the U.S. in 2008. The rout in asset values also extended to the credit markets, with non-government bonds taking large losses. In the fourth quarter, senior loans, high yield bonds and emerging markets debt all lost roughly 25 percent.

The first two months of 2009 were marked by further uncertainty in the equity markets. The Obama administration’s plans to fix the banking crisis were met with further sell-offs in equities as investors appeared unconvinced the plans would work. A billion dollars has become a rounding error as the debate has shifted to trillions in taxing and spending plans, with no end to large government budget deficits in sight. The world’s central banks continued to cut interest rates in a bid to cushion the economic downturn, but with rates edging to zero there are only “unconventional” measures such as quantitative easing left to take. While equities continued to perform poorly in January and February, there were rebounds in some other asset classes such as corporate and high yield credit. Commodity markets began to improve somewhat as well. Overall, however, markets remained highly fragile and continued to suffer from extreme swings in sentiment at period end.

2

Performance Analysis

All share classes of Van Kampen 2045 Retirement Strategy Fund underperformed the Van Kampen Retirement Strategy Fund 2045 Composite Index (the “Index”) and outperformed the S&P 500® Index for the period since inception (October 23, 2008) through February 28, 2009, assuming no deduction of applicable sales charges.

Total returns for the period since inception through February 28, 2009

				Van Kampen
				Retirement Strategy
				Fund 2045	S&P 500®
Class A	Class C	Class I	Class R	Composite Index	Index

–16.70%	–16.80%	–16.70%	–16.80%	–15.17%	–18.09%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Van Kampen 2045 Retirement Strategy Fund seeks high levels of long-term total return until the target retirement date and then seeks current income consistent with the preservation of capital. The Fund’s performance is influenced by both our asset allocation decisions and the performance of the underlying funds in which we invest to meet those asset allocation targets. During the reporting period, the Fund’s underperformance relative to the Index was primarily due to exposures to the U.S. fixed income and emerging markets asset classes. In particular, the Russell Strategic Bond Fund and the Russell Emerging Markets Fund hindered relative performance. Conversely, the Fund’s allocation to Van Kampen Capital Growth Fund was the largest positive contributor to performance. The Fund’s allocations to these three funds were roughly in-line with the Index’s U.S. fixed income, emerging markets and U.S. large-cap growth stock allocations, respectively, during the reporting period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Asset Allocation as of 2/28/09 (Unaudited)

U.S. Equity	54.1%
Global/International	34.7
Fixed Income	11.2
Liquid Alternatives	11.1

Total Long-Term Investments	111.1
Total Repurchase Agreements	0.3
Liabilities in Excess of Other Assets	(11.4)

Net Assets	100.0%

The percentages expressed above were calculated by aggregating the investment portfolios of each underlying fund, in the proportion in which they are held by the Fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/1/08 - 2/28/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	9/1/08	2/28/09	9/1/08-2/28/09

Class A
Actual	$1,000.00	$833.00	$0.96
Hypothetical	1,000.00	1,023.31	1.51
(5% annual return before expenses)
Class C
Actual	1,000.00	832.00	1.70
Hypothetical	1,000.00	1,022.17	2.66
(5% annual return before expenses)
Class I
Actual	1,000.00	833.00	0.16
Hypothetical	1,000.00	1,024.55	0.25
(5% annual return before expenses)
Class R
Actual	1,000.00	832.00	1.77
Hypothetical	1,000.00	1,022.07	2.76
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.30%, 0.53%, 0.05% and 0.55% for Class A, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) except for “Actual” information which reflects the period from Commencement of Operations through February 28, 2009. The expense ratio for Class C Shares reflects actual 12b-1 fees of less than 1%. These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Trustees considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

At a meeting held on March 5, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser, at the request of the Board and Fund counsel, relating to the investment advisory agreement review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Fund.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the investment adviser, the projected fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s projected expenses in providing the services and the projected profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale could be experienced in managing the Fund and noted the lack of proposed breakpoints given the proposed nature of the Fund’s portfolio. The Board of Trustees considered comparative advisory fees of the Fund, the affiliated underlying funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees also reviewed the potential benefit to the investment adviser of receiving research paid for by the Fund’s or the affiliated underlying funds’ assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates may derive from their relationship with the Fund. The Board noted the benefits to the investment adviser of using affiliated underlying funds versus unaffiliated underlying funds and discussed the investment adviser’s asset allocation methodology and underlying fund selection and monitoring process. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength

8

and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of the investment advisory agreement. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions anticipated to be servicing the Fund and the affiliated underlying funds. The trustees discussed with the investment adviser the resources available in managing the Fund and the affiliated underlying funds. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the investment adviser support its decision to approve the investment advisory agreement.

Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Fund compared to its peers. The trustees discussed with the investment adviser the performance goals in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser discussed emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees noted how the Fund pays an advisory fee of 0.10% directly pursuant to the investment advisory agreement and how the Fund indirectly bears expenses of the underlying funds, which include affiliated underlying funds (whereby the investment adviser earns an investment advisory fee pursuant to an investment advisory agreement between the investment adviser and such affiliated underlying fund). The trustees discussed this arrangement with the Fund and discussed with the investment adviser the level of advisory fees for this Fund and the affiliated underlying funds relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees reviewed not only the advisory fee arrangement but other projected fees and expenses (whether payable to the adviser, its affiliates or others) and the Fund’s overall projected expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the investment advisory agreement.

9

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. At least annually, the trustees discuss with the investment adviser its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s projected expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. The Board of Trustees considered the projected size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s projected profitability, the trustees discussed with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to projected asset levels and/or whether the advisory fee structure reflects potential economies of scale as asset levels change. The Board has determined that its review of the potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. The Board of Trustees considered other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees reviewed with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

10

Van Kampen 2045 Retirement Strategy Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)

	Number of
Description	Shares	Value

Investment Companies 111.1%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	220	$21,344
Russell Emerging Markets Fund, Class Y	5,015	42,524
Russell International Developed Markets Fund, Class Y	3,306	63,507
Russell Real Estate Securities Fund, Class Y	2,611	42,318
Russell Strategic Bond Fund, Class Y	2,400	21,386
Russell U.S. Core Equity Fund, Class Y	4,716	74,979
Russell U.S. Small & Mid Cap Fund, Class Y	4,639	51,859
Van Kampen American Value Fund, Class I (a)	1,795	24,156
Van Kampen Capital Growth Fund, Class I (a)	2,606	16,706
Van Kampen Core Equity Fund, Class I (a)	2,528	11,427
Van Kampen Emerging Markets Fund, Class I (a)	1,116	7,971
Van Kampen Growth and Income Fund, Class I (a)	1,773	20,159
Van Kampen International Growth Fund, Class I (a)	1,908	18,351
Van Kampen Mid Cap Growth Fund, Class I (a)	502	6,633

Total Long-Term Investments 111.1% (Cost $500,371)		423,320

Repurchase Agreements 0.3%
Banc of America Securities ($476 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.22%, dated 02/27/09, to be sold on 03/02/09 at $476)		476
Citigroup Global Markets, Inc. ($380 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.25%, dated 02/27/09, to be sold on 03/02/09 at $380)		380
Citigroup Global Markets, Inc. ($143 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.26%, dated 02/27/09, to be sold on 03/02/09 at $143)		143
State Street Bank & Trust Co. ($1 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 02/27/09, to be sold on 03/02/09 at $1)		1

Total Repurchase Agreements 0.3% (Cost $1,000)		1,000

Total Investments 111.4% (Cost $501,371)		424,320

Liabilities in Excess of Other Assets (11.4%)		(43,467)

Net Assets 100.0%		$380,853

Percentages are calculated as a percentage of net assets.

(a)	Affiliated Fund

11
See Notes to Financial Statements

Van Kampen 2045 Retirement Strategy Fund
Financial Statements

Statement of Assets and Liabilities
February 28, 2009 (Unaudited)

Assets:
Investments in Underlying Affiliated Funds (Cost $125,756)	$105,403
Investments in Underlying Unaffiliated Funds (Cost $374,615)	317,917
Repurchase Agreements (Cost $1,000)	1,000
Cash	228
Receivable for Investments Sold	2,197
Unamortized Offering Costs	47,076
Other	264

Total Assets	474,085

Liabilities:
Payables:
Distributor and Affiliates	18,068
Offering Expense	15,523
Investments Purchased	2,818
Trustees’ Deferred Compensation and Retirement Plans	264
Accrued Expenses	56,559

Total Liabilities	93,232

Net Assets	$380,853

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$453,152
Accumulated Undistributed Net Investment Income	6,505
Accumulated Net Realized Loss	(1,753)
Net Unrealized Depreciation	(77,051)

Net Assets	$380,853

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $116,686 and 14,012 shares of beneficial interest issued and outstanding)	$8.33
Maximum sales charge (5.75%* of offering price)	0.51

Maximum offering price to public	$8.84

Class C Shares:
Net asset value and offering price per share (Based on net assets of $97,609 and 11,730 shares of beneficial interest issued and outstanding)	$8.32

Class I Shares:
Net asset value and offering price per share (Based on net assets of $83,352 and 10,000 shares of beneficial interest issued and outstanding)	$8.34

Class R Shares:
Net asset value and offering price per share (Based on net assets of $83,206 and 10,000 shares of beneficial interest issued and outstanding)	$8.32

*	On sales of $50,000 or more, the sales charge will be reduced.

12
See Notes to Financial Statements

Van Kampen 2045 Retirement Strategy Fund
Financial Statements  continued

Statement of Operations
For the Period October 23, 2008 (Commencement of Operations) to February 28, 2009 (Unaudited)

Investment Income:
Dividends From Underlying Affiliated Funds	$3,439
Dividends From Underlying Unaffiliated Funds	3,547
Interest	5

Total Income	6,991

Expenses:
Professional Fees	35,578
Offering	25,425
Reports to Shareholders	20,221
Accounting and Administrative Expenses	9,465
Transfer Agent Fees	8,753
Registration Fees	4,680
Custody	3,914
Trustees’ Fees and Related Expenses	1,819
Distribution (12b-1) and Service Fees
Class A	88
Class C	161
Class R	167
Investment Advisory Fee	136
Other	4,371

Total Expenses	114,778
Expense Reduction	114,292

Net Expenses	486

Net Investment Income	$6,505

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Loss on Sales of Underlying Affiliated Fund Shares	$(257)
Realized Loss on Sales of Underlying Unaffiliated Fund Shares	(1,496)

Net Realized Loss	(1,753)

Unrealized Appreciation/Depreciation:
Beginning of the Period	-0-
End of the Period	(77,051)

Net Unrealized Depreciation During the Period	(77,051)

Net Realized and Unrealized Loss	$(78,804)

Net Decrease in Net Assets From Operations	$(72,299)

13
See Notes to Financial Statements

Van Kampen 2045 Retirement Strategy Fund
Financial Statements  continued

Statement of Changes in Net Assets  (Unaudited)

For the Period
October 23, 2008
(Commencement of
Operations) to
February 28, 2009

From Investment Activities:
Operations:
Net Investment Income	$6,505
Net Realized Loss	(1,753)
Net Unrealized Depreciation During the Period	(77,051)

Change in Net Assets from Operations	(72,299)

Net Change in Net Assets from Investment Activities	(72,299)

From Capital Transactions:
Proceeds from Shares Sold	453,152

Net Change in Net Assets from Capital Transactions	453,152

Total Increase in Net Assets	380,853
Net Assets:
Beginning of the Period	-0-

End of the Period (Including accumulated undistributed net investment income of $6,505)	$380,853

14
See Notes to Financial Statements

Van Kampen 2045 Retirement Strategy Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class A Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	.16
Net Realized and Unrealized Loss	(1.83)

Total from Investment Operations	(1.67)

Net Asset Value, End of the Period	$8.33

Total Return* (b)	–16.70% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c)	.30%
Ratio of Net Investment Income to Average Net Assets*	4.68%
Portfolio Turnover	4% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)	84.20%
Ratio of Net Investment Income to Average Net Assets	(79.22% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.93% at February 28, 2009.

**	Non-Annualized

15
See Notes to Financial Statements

Van Kampen 2045 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class C Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	.15
Net Realized and Unrealized Loss	(1.83)

Total from Investment Operations	(1.68)

Net Asset Value, End of the Period	$8.32

Total Return* (b) (c)	–16.80% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c) (d)	.53%
Ratio of Net Investment Income to Average Net Assets*	4.61%
Portfolio Turnover	4% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	84.43%
Ratio of Net Investment Loss to Average Net Assets	(79.29% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

(d)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.93% at February 28, 2009.

**	Non-Annualized

16
See Notes to Financial Statements

Van Kampen 2045 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class I Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.17
Net Realized and Unrealized Loss	(1.83)

Total from Investment Operations	(1.66)

Net Asset Value, End of the Period	$8.34

Total Return* (b)	–16.70% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c)	.05%
Ratio of Net Investment Income to Average Net Assets*	5.16%
Portfolio Turnover	4% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)	83.95%
Ratio of Net Investment Loss to Average Net Assets	(78.74% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.93% at February 28, 2009.

**	Non-Annualized

17
See Notes to Financial Statements

Van Kampen 2045 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class R Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.16
Net Realized and Unrealized Loss	(1.84)

Total from Investment Operations	(1.68)

Net Asset Value, End of the Period	$8.32

Total Return* (b)	–16.80% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c)	.55%
Ratio of Net Investment Income to Average Net Assets*	4.66%
Portfolio Turnover	4% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)	84.45%
Ratio of Net Investment Loss to Average Net Assets	(79.24% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees up to .50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.93% at February 28, 2009.

**	Non-Annualized

18
See Notes to Financial Statements

Van Kampen 2045 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen 2045 Retirement Strategy Fund (the “Fund”) is organized as a series of the Van Kampen Retirement Strategy Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek high levels of long-term total return until the target retirement date and then to seek current income consistent with preservation of capital. The Fund invests primarily in other funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on October 23, 2008. The Fund offers Class A Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective October 23, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

19

Van Kampen 2045 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$423,320
Level 2—Other Significant Observable Inputs	1,000
Level 3—Significant Unobservable Inputs	-0-

Total	$424,320

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expense Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund incurs a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense“ and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service.

20

Van Kampen 2045 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

At February 28, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$503,247

Gross tax unrealized appreciation	$-0-
Gross tax unrealized depreciation	(78,927)

Net tax unrealized depreciation on investments	$(78,927)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

F. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .10% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Funds.
The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Limited (the “Subadviser”) to provide advisory services to the Fund and the Adviser with respect to the Fund’s investments. The Adviser pays 54% of its investment advisory fee to the Subadviser.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.30%, 0.53%, 0.05% and 0.55% for Classes A, C, I and R Shares, respectively. The fee waivers or expense reimbursements are voluntary. After August 31, 2009, they can be discontinued at any time. For the period ended February 28, 2009, the Adviser waived or reimbursed approximately $114,300 of its advisory fees or other expenses.
For the period ended February 28, 2009, the Fund recognized expenses of approximately $700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the period ended February 28, 2009, the Fund recognized expenses of approximately $21,500 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of

21

Van Kampen 2045 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

“Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc.(VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended February 28, 2009, the Fund recognized expenses of approximately $8,700 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $300 are included in “Other” assets on the Statement of Assets and Liabilities at February 28, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the period ended February 28, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $300 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $0. Sales charges do not represent expenses of the Fund.
At February 28, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 10,000 shares of Class A, 10,000 shares of Class C, 10,000 shares of Class I and 10,000 shares of Class R.

3. Capital Transactions
For the period ended February 28, 2009, transactions were as follows:

	For The
	Period Ended
	February 28, 2009
	Shares	Value

Sales:
Class A	14,012	$137,152
Class C	11,730	116,000
Class I	10,000	100,000
Class R	10,000	100,000

Total Sales	45,742	$453,152

4. Investment in Underlying Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Funds were $520,426 and $18,302, respectively.

22

Van Kampen 2045 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
All distribution expenses incurred by the Distributor have been reimbursed by the Fund which has resulted in a reduced distribution fee for Class C Shares. To the extent distribution expenses are incurred by the Distributor in the future, these amounts may be recovered from subsequent payments under the distribution plan or CDSC.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

23

Van Kampen 2045 Retirement Strategy Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadvisor
Morgan Stanley Investment
Management Limited
25 Cabot Square
Canary Wharf, London
United Kingdom E14 EQA

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

24

Van Kampen 2045 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen 2045 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen 2045 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen 2045 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen 2045 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

245, 355, 620, 507
RS2045SAN 4/09
IU09-01633P-Y02/09

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen 2050 Retirement Strategy Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of February 28, 2009.

This material must be preceded or accompanied by a Class A and C share or Class I and R share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 2/28/09

	A Shares		C Shares		I Shares	R Shares
	since 10/23/08		since 10/23/08		since 10/23/08	since 10/23/08
		w/max		w/max
		5.75%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	w/o sales
Total Returns	charges	charge	charges	charge	charges	charges

Since Inception	–16.40%	–21.21%	–16.50%	–17.34%	–16.40%	–16.50%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please call 800.847.2424 or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, nonqualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

Returns for the Van Kampen Retirement Strategy Fund 2050 Composite Index are derived by applying the Fund’s target asset allocation to the results of the following benchmarks: for U.S. stocks, the Russell 1000® Growth Index, the Russell 1000® Value Index, the Standard & Poor’s 500® Index (S&P 500®), the Russell 1000® Index, the Russell Midcap® Growth Index, the Russell Midcap® Value Index and the Russell 2500® Index; for international stocks, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index and the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index; for bonds, the Barclays Capital U.S. Aggregate Index, the Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index and the Barclays Capital U.S. Government Inflation Linked Bond Index; for alternatives, the FTSE NAREIT Equity REITs Index; and for cash, the Citigroup 1-Month Treasury Bill Index. Overtime, the asset allocation mix of this Composite Index will change as the Fund’s target asset allocation changes according to a “glide path” developed by the Funds’ investment subadviser. The glide path represents the shifting of the Fund’s target asset allocation over time.

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

1

Fund Report
For the period since inception through February 28, 2009

Market Conditions

The shockwave that traveled through financial markets in September 2008 reached maximum intensity in October. While in September there were still some shelters from the storm, these were washed away in the ravages of October. With the exception of developed market government bonds and cash, virtually every asset class was down substantially in October. While the intensity of the sell-off receded in November and December, the extreme market volatility continued to take its toll. The real economy started to contract rapidly as the adverse effects from the financial crisis cascaded around the globe. Even unprecedented monetary easing from central banks around the world was insufficient to stop the tide. Large fiscal stimulus and bailout packages provided some short-term palliatives, but nonetheless were not enough to restore stability in the markets.

In October alone, the majority of equity markets were down by 15 to 20 percent, after double-digit losses in September. While some equity markets managed to find a modicum of a rebound in December, overall the numbers for the fourth quarter of 2008 as well as the entire year were extremely bleak. The S&P 500® Index was down 37 percent for the year. Foreign equity markets lost considerable value as well. Although the U.K. market fared somewhat better than that of the U.S., declining 31 percent for the year (as measured by the Financial Times Stock Exchange 100 Index), many other major European and Asian markets underperformed the U.S. in 2008. The rout in asset values also extended to the credit markets, with non-government bonds taking large losses. In the fourth quarter, senior loans, high yield bonds and emerging markets debt all lost roughly 25 percent.

The first two months of 2009 were marked by further uncertainty in the equity markets. The Obama administration’s plans to fix the banking crisis were met with further sell-offs in equities as investors appeared unconvinced the plans would work. A billion dollars has become a rounding error as the debate has shifted to trillions in taxing and spending plans, with no end to large government budget deficits in sight. The world’s central banks continued to cut interest rates in a bid to cushion the economic downturn, but with rates edging to zero there are only “unconventional” measures such as quantitative easing left to take. While equities continued to perform poorly in January and February, there were rebounds in some other asset classes such as corporate and high yield credit. Commodity markets began to improve somewhat as well. Overall, however, markets remained highly fragile and continued to suffer from extreme swings in sentiment at period end.

2

Performance Analysis

All share classes of Van Kampen 2050 Retirement Strategy Fund underperformed the Van Kampen Retirement Strategy Fund 2050 Composite Index (the “Index”) and outperformed the S&P 500® Index for the period since inception (October 23, 2008) through February 28, 2009, assuming no deduction of applicable sales charges.

Total returns for the period since inception through February 28, 2009

				Van Kampen
				Retirement Strategy
				Fund 2050	S&P 500®
Class A	Class C	Class I	Class R	Composite Index	Index

–16.40%	–16.50%	–16.40%	–16.50%	–15.17%	–18.09%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Van Kampen 2050 Retirement Strategy Fund seeks high levels of long-term total return until the target retirement date and then seeks current income consistent with the preservation of capital. The Fund’s performance is influenced by both our asset allocation decisions and the performance of the underlying funds in which we invest to meet those asset allocation targets. During the reporting period, the Fund’s underperformance relative to the Index was primarily due to exposures to the U.S. fixed income and emerging markets asset classes. In particular, the Russell Strategic Bond Fund and the Russell Emerging Markets Fund hindered relative performance. Conversely, the Fund’s allocation to Van Kampen Capital Growth Fund was the largest positive contributor to performance. The Fund’s allocations to these three funds were roughly in-line with the Index’s U.S. fixed income, emerging markets and U.S. large-cap growth stock allocations, respectively, during the reporting period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

Asset Allocation as of 2/28/09 (Unaudited)

U.S. Equity	52.2%
Global/International	33.5
Fixed Income	10.8
Liquid Alternatives	10.7

Total Long-Term Investments	107.2
Total Repurchase Agreements	0.2
Liabilities in Excess of Other Assets	(7.4)

Net Assets	100.0%

The percentages expressed above were calculated by aggregating the investment portfolios of each underlying fund, in the proportion in which they are held by the Fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

5

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/1/08 - 2/28/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	9/1/08	2/28/09	9/1/08-2/28/09

Class A
Actual	$1,000.00	$836.00	$0.97
Hypothetical	1,000.00	1,023.31	1.51
(5% annual return before expenses)

Class C
Actual	1,000.00	835.00	1.80
Hypothetical	1,000.00	1,022.02	2.81
(5% annual return before expenses)

Class I
Actual	1,000.00	836.00	0.13
Hypothetical	1,000.00	1,024.60	0.20
(5% annual return before expenses)

Class R
Actual	1,000.00	835.00	1.74
Hypothetical	1,000.00	1,022.12	2.71
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.30%, 0.53%, 0.05% and 0.55% for Class A, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) except for “Actual” information which reflects the period from Commencement of Operations through February 28, 2009. The Class C expense ratio reflects actual 12b-1 fees of less than 1%. These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Trustees considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

At a meeting held on March 5, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser, at the request of the Board and Fund counsel, relating to the investment advisory agreement review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Fund.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the investment adviser, the projected fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s projected expenses in providing the services and the projected profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale could be experienced in managing the Fund and noted the lack of proposed breakpoints given the proposed nature of the Fund’s portfolio. The Board of Trustees considered comparative advisory fees of the Fund, the affiliated underlying funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees also reviewed the potential benefit to the investment adviser of receiving research paid for by the Fund’s or the affiliated underlying funds’ assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates may derive from their relationship with the Fund. The Board noted the benefits to the investment adviser of using affiliated underlying funds versus unaffiliated underlying funds and discussed the investment adviser’s asset allocation methodology and underlying fund selection and monitoring process. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength

8

and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of the investment advisory agreement. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions anticipated to be servicing the Fund and the affiliated underlying funds. The trustees discussed with the investment adviser the resources available in managing the Fund and the affiliated underlying funds. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the investment adviser support its decision to approve the investment advisory agreement.

Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Fund compared to its peers. The trustees discussed with the investment adviser the performance goals in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser discussed emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees noted how the Fund pays an advisory fee of 0.10% directly pursuant to the investment advisory agreement and how the Fund indirectly bears expenses of the underlying funds, which include affiliated underlying funds (whereby the investment adviser earns an investment advisory fee pursuant to an investment advisory agreement between the investment adviser and such affiliated underlying fund). The trustees discussed this arrangement with the Fund and discussed with the investment adviser the level of advisory fees for this Fund and the affiliated underlying funds relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees reviewed not only the advisory fee arrangement but other projected fees and expenses (whether payable to the adviser, its affiliates or others) and the Fund’s overall projected expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the investment advisory agreement.

9

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. At least annually, the trustees discuss with the investment adviser its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s projected expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. The Board of Trustees considered the projected size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s projected profitability, the trustees discussed with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to projected asset levels and/or whether the advisory fee structure reflects potential economies of scale as asset levels change. The Board has determined that its review of the potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. The Board of Trustees considered other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees reviewed with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

10

Van Kampen 2050 Retirement Strategy Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)

	Number of
Description	Shares	Value

Investment Companies 107.2%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	256	$24,837
Russell Emerging Markets Fund, Class Y	5,861	49,704
Russell International Developed Markets Fund, Class Y	3,864	74,232
Russell Real Estate Securities Fund, Class Y	3,051	49,464
Russell Strategic Bond Fund, Class Y	2,806	24,997
Russell U.S. Core Equity Fund, Class Y	5,517	87,714
Russell U.S. Small & Mid Cap Fund, Class Y	5,422	60,614
Van Kampen American Value Fund, Class I (a)	2,097	28,221
Van Kampen Capital Growth Fund, Class I (a)	3,048	19,539
Van Kampen Core Equity Fund, Class I (a)	2,959	13,374
Van Kampen Emerging Markets Fund, Class I (a)	1,329	9,488
Van Kampen Growth and Income Fund, Class I (a)	2,075	23,596
Van Kampen International Growth Fund, Class I (a)	2,230	21,450
Van Kampen Mid Cap Growth Fund, Class I (a)	588	7,773

Total Long-Term Investments 107.2% (Cost $581,654)		495,003

Repurchase Agreements 0.2%
Banc of America Securities ($476 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.22%, dated 02/27/09, to be sold on 03/02/09 at $476)		476
Citigroup Global Markets, Inc. ($380 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.25%, dated 02/27/09, to be sold on 03/02/09 at $380)		380
Citigroup Global Markets, Inc. ($143 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.26%, dated 02/27/09, to be sold on 03/02/09 at $143)		143
State Street Bank & Trust Co. ($1 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 02/27/09, to be sold on 03/02/09 at $1)		1

Total Repurchase Agreements 0.2% (Cost $1,000)		1,000

Total Investments 107.4% (Cost $582,654)		496,003
Liabilities in Excess of Other Assets (7.4%)		(34,210)

Net Assets 100.0%		$461,793

Percentages are calculated as a percentage of net assets.

(a)	Affiliated Fund

11
See Notes to Financial Statements

Van Kampen 2050 Retirement Strategy Fund
Financial Statements

Statement of Assets and Liabilities
February 28, 2009 (Unaudited)

Assets:
Investments in Underlying Affiliated Funds (Cost $146,268)	$123,441
Investments in Underlying Unaffiliated Funds (Cost $435,386)	371,562
Repurchase Agreements (Cost $1,000)	1,000
Cash	141
Receivables:
Fund Shares Sold	7,288
Investments Sold	2,766
Unamortized Offering Costs	47,076
Other	264

Total Assets	553,538

Liabilities:
Payables:
Distributor and Affiliates	18,002
Offering Expense	15,523
Investments Purchased	3,406
Trustees’ Deferred Compensation and Retirement Plans	264
Accrued Expenses	54,550

Total Liabilities	91,745

Net Assets	$461,793

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$544,378
Accumulated Undistributed Net Investment Income	6,495
Accumulated Net Realized Loss	(2,429)
Net Unrealized Depreciation	(86,651)

Net Assets	$461,793

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $211,062 and 25,251 shares of beneficial interest issued and outstanding)	$8.36
Maximum sales charge (5.75%* of offering price)	0.51

Maximum offering price to public	$8.87

Class C Shares:
Net asset value and offering price per share (Based on net assets of $83,528 and 10,000 shares of beneficial interest issued and outstanding)	$8.35

Class I Shares:
Net asset value and offering price per share (Based on net assets of $83,675 and 10,000 shares of beneficial interest issued and outstanding)	$8.37

Class R Shares:
Net asset value and offering price per share (Based on net assets of $83,528 and 10,000 shares of beneficial interest issued and outstanding)	$8.35

*	On sales of $50,000 or more, the sales charge will be reduced.

12
See Notes to Financial Statements

Van Kampen 2050 Retirement Strategy Fund
Financial Statements  continued

Statement of Operations
For the Period October 23, 2008 (Commencement of Operations) to February 28, 2009 (Unaudited)

Investment Income:
Dividends From Underlying Affiliated Funds	$3,439
Dividends From Underlying Unaffiliated Funds	3,556
Interest	8

Total Income	7,003

Expenses:
Professional Fees	34,965
Offering	25,425
Reports to Shareholders	20,221
Accounting and Administrative Expenses	9,669
Transfer Agent Fees	8,527
Registration Fees	4,482
Custody	4,062
Trustees’ Fees and Related Expenses	1,912
Distribution (12b-1) and Service Fees
Class A	105
Class C	161
Class R	168
Investment Advisory Fee	143
Other	4,388

Total Expenses	114,228
Expense Reduction	113,720

Net Expenses	508

Net Investment Income	$6,495

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Loss on Sales of Underlying Affiliated Fund Shares	$(304)
Realized Loss on Sales of Underlying Unaffiliated Fund Shares	(2,125)

Net Realized Loss	(2,429)

Unrealized Appreciation/Depreciation:
Beginning of the Period	-0-
End of the Period	(86,651)

Net Unrealized Depreciation During the Period	(86,651)

Net Realized and Unrealized Loss	$(89,080)

Net Decrease in Net Assets From Operations	$(82,585)

13
See Notes to Financial Statements

Van Kampen 2050 Retirement Strategy Fund
Financial Statements  continued

Statement of Changes in Net Assets (Unaudited)

For the Period
October 23, 2008
(Commencement of
Operations) to
February 28, 2009

From Investment Activities:
Operations:
Net Investment Income	$6,495
Net Realized Loss	(2,429)
Net Unrealized Depreciation During the Period	(86,651)

Change in Net Assets from Operations	(82,585)

Net Change in Net Assets from Investment Activities	(82,585)

From Capital Transactions:
Proceeds from Shares Sold	544,378

Net Change in Net Assets from Capital Transactions	544,378

Total Increase in Net Assets	461,793
Net Assets:
Beginning of the Period	-0-

End of the Period (Including accumulated undistributed net investment income of $6,495)	$461,793

14
See Notes to Financial Statements

Van Kampen 2050 Retirement Strategy Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class A Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.13
Net Realized and Unrealized Loss	(1.77)

Total from Investment Operations	(1.64)

Net Asset Value, End of the Period	$8.36

Total Return* (b)	–16.40% **
Net Assets at End of the Period (In millions)	$0.2
Ratio of Expenses to Average Net Assets* (c)	0.30%
Ratio of Net Investment Income to Average Net Assets*	3.93%
Portfolio Turnover	5% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	79.97%
Ratio of Net Investment Loss to Average Net Assets	(75.74% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, the total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.93% at February 28, 2009.

15
See Notes to Financial Statements

Van Kampen 2050 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class C Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.16
Net Realized and Unrealized Loss	(1.81)

Total from Investment Operations	(1.65)

Net Asset Value, End of the Period	$8.35

Total Return* (b) (c)	–16.50% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c) (d)	0.53%
Ratio of Net Investment Income to Average Net Assets* (c)	4.63%
Portfolio Turnover	5% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	80.20%
Ratio of Net Investment Loss to Average Net Assets (c)	(75.04% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, the total return would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

(d)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.93% at February 28, 2009.

16
See Notes to Financial Statements

Van Kampen 2050 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class I Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.17
Net Realized and Unrealized Loss	(1.80)

Total from Investment Operations	(1.63)

Net Asset Value, End of the Period	$8.37

Total Return* (b)	–16.40% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c)	0.05%
Ratio of Net Investment Income to Average Net Assets*	5.15%
Portfolio Turnover	5% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	79.72%
Ratio of Net Investment Loss to Average Net Assets	(74.52% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.93% at February 28, 2009.

17
See Notes to Financial Statements

Van Kampen 2050 Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class R Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.16
Net Realized and Unrealized Loss	(1.81)

Total from Investment Operations	(1.65)

Net Asset Value, End of the Period	$8.35

Total Return* (b)	–16.50% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c)	0.55%
Ratio of Net Investment Income to Average Net Assets*	4.65%
Portfolio Turnover	5% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	80.22%
Ratio of Net Investment Loss to Average Net Assets	(75.02% )

**	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to .50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.93% at February 28, 2009.

18
See Notes to Financial Statements

Van Kampen 2050 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen 2050 Retirement Strategy Fund (the “Fund”) is organized as a series of the Van Kampen Retirement Strategy Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek high levels of long-term total return until the target retirement date and then to seek current income consistent with preservation of capital. The Fund invests primarily in other funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on October 23, 2008. The Fund offers Class A Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective October 23, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

19

Van Kampen 2050 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$495,003
Level 2—Other Significant Observable Inputs	1,000
Level 3—Significant Unobservable Inputs	-0-

Total	$496,003

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expense Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund incurs a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service.

20

Van Kampen 2050 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

At February 28, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$585,178

Gross tax unrealized appreciation	$-0-
Gross tax unrealized depreciation	(89,175)

Net tax unrealized depreciation on investments	$(89,175)

E. Distribution of Income and Gains The Fund declares and pays dividends at least annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

F. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .10% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Funds.
The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Limited (the “Subadviser”) to provide advisory services to the Fund and the Adviser with respect to the Fund’s investments. The Adviser pays 54% of its investment advisory fee to the Subadviser.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.30%, 0.53%, 0.05% and 0.55% for Classes A, C, I and R Shares, respectively. The fee waivers or expense reimbursements are voluntary. After August 31, 2009, they can be discontinued at any time. For the period ended February 28, 2009, the Adviser waived or reimbursed approximately $113,700 of its advisory fees or other expenses.
For the period ended February 28, 2009, the Fund recognized expenses of approximately $700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the period ended February 28, 2009, the Fund recognized expenses of approximately $21,700 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of

21

Van Kampen 2050 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

“Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended February 28, 2009, the Fund recognized expenses of approximately $8,400 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $300 are included in “Other” assets on the Statement of Assets and Liabilities at February 28, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the period ended February 28, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $500 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $0. Sales charges do not represent expenses of the Fund.
At February 28, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 10,000 shares of Class A, 10,000 shares of Class C, 10,000 shares of Class I and 10,000 shares of Class R.

3. Capital Transactions
For the period ended February 28, 2009, transactions were as follows:

	For The
	Period Ended
	February 28, 2009
	Shares	Value

Sales:
Class A	25,251	$244,378
Class C	10,000	100,000
Class I	10,000	100,000
Class R	10,000	100,000

Total Sales	55,251	$544,378

4. Investment in Underlying Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Funds were $607,022 and $22,939, respectively.

22

Van Kampen 2050 Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
All distribution expenses incurred by the Distributor have been reimbursed by the Fund which has resulted in a reduced distribution fee for Class C Shares. To the extent distribution expenses are incurred by the Distributor in the future, these amounts may be recovered from subsequent payments under the distribution plan or CDSC.

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

23

Van Kampen 2050 Retirement Strategy Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Investment Subadviser
Morgan Stanley Investment
Management Limited
25 Cabot Square
Canary Wharf, London
United Kingdom, E14 4QA

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

24

Van Kampen 2050 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen 2050 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen 2050 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen 2050 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen 2050 Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

248, 356, 623, 508
RS2050SAN 4/09
IU09-01634P-Y02/09

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen In Retirement Strategy Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of February 28, 2009.

This material must be preceded or accompanied by a Class A and C share or Class I and R share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 2/28/09

	A Shares		C Shares		I Shares	R Shares
	since 10/23/08		since 10/23/08		since 10/23/08	since 10/23/08
		w/max		w/max
		5.75%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	w/o sales
Total Returns	charges	charges	charges	charges	charges	charges

Since Inception	–4.70%	–10.18%	–4.88%	–5.83%	–4.68%	–4.82%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please call 800.847.2424 or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Class R shares are available for purchase by investors through or in tax exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, nonqualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R shares is up to 0.50 percent. Figures shown above assume reinvestment of all dividends and capital gains. The fund’s advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund’s returns would have been lower. Periods of less than one year are not annualized.

Returns for the Van Kampen In Retirement Strategy Fund Composite Index are derived by applying the Fund’s target asset allocation to the results of the following benchmarks: for U.S. stocks, the Russell 1000® Growth Index, the Russell 1000® Value Index, the Standard & Poor’s 500® Index (S&P 500®), the Russell 1000® Index, the Russell Midcap® Growth Index, the Russell Midcap® Value Index and the Russell 2500® Index; for international stocks, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index and the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index; for bonds, the Barclays Capital U.S. Aggregate Index, the Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index and the Barclays Capital U.S. Government Inflation Linked Bond Index; for alternatives, the FTSE NAREIT Equity REITs Index; and for cash, the Citigroup 1-Month Treasury Bill Index. Overtime, the asset allocation mix of this Composite Index will change as the Fund’s target asset allocation changes according to a “glide path” developed by the Funds’ investment subadviser. The glide path represents the shifting of the Fund’s target asset allocation over time.

Barclay’s Capital U.S. Aggregate Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. The Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the period since inception through February 28, 2009

Market Conditions

The shockwave that traveled through financial markets in September 2008 reached maximum intensity in October. While in September there were still some shelters from the storm, these were washed away in the ravages of October. With the exception of developed market government bonds and cash, virtually every asset class was down substantially in October. While the intensity of the sell-off receded in November and December, the extreme market volatility continued to take its toll. The real economy started to contract rapidly as the adverse effects from the financial crisis cascaded around the globe. Even unprecedented monetary easing from central banks around the world was insufficient to stop the tide. Large fiscal stimulus and bailout packages provided some short-term palliatives, but nonetheless were not enough to restore stability in the markets.

In October alone, the majority of equity markets were down by 15 to 20 percent, after double-digit losses in September. While some equity markets managed to find a modicum of a rebound in December, overall the numbers for the fourth quarter of 2008 as well as the entire year were extremely bleak. The S&P 500® Index was down 37 percent for the year. Foreign equity markets lost considerable value as well. Although the U.K. market fared somewhat better than that of the U.S., declining 31 percent for the year (as measured by the Financial Times Stock Exchange 100 Index), many other major European and Asian markets underperformed the U.S. in 2008. The rout in asset values also extended to the credit markets, with non-government bonds taking large losses. In the fourth quarter, senior loans, high yield bonds and emerging markets debt all lost roughly 25 percent.

The first two months of 2009 were marked by further uncertainty in the equity markets. The Obama administration’s plans to fix the banking crisis were met with further sell-offs in equities as investors appeared unconvinced the plans would work. A billion dollars has become a rounding error as the debate has shifted to trillions in taxing and spending plans, with no end to large government budget deficits in sight. The world’s central banks continued to cut interest rates in a bid to cushion the economic downturn, but with rates edging to zero there are only “unconventional” measures such as quantitative easing left to take. While equities continued to perform poorly in January and February, there were rebounds in some other asset classes such as corporate and high yield credit. Commodity markets began to improve somewhat as well. Overall, however, markets remained highly fragile and continued to suffer from extreme swings in sentiment at period end.

Performance Analysis

All share classes of Van Kampen In Retirement Strategy Fund underperformed the Van Kampen In Retirement Strategy Fund Composite Index (the “Index”) and the Barclays Capital U.S. Aggregate Index for the period since inception (October 23, 2008) through February 28, 2009, assuming no deduction of applicable sales charges.

Total returns for the period since inception through February 28, 2009

Van Kampen
				In Retirement	Barclays Capital
				Strategy Fund	U.S. Aggregate
Class A	Class C	Class I	Class R	Composite Index	Index

–4.70%	–4.88%	–4.68%	–4.82%	–1.88%	3.67%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Van Kampen In Retirement Strategy Fund seeks current income consistent with the preservation of capital. The Fund’s performance is influenced by both our asset allocation decisions and the performance of the underlying funds in which we invest to meet those asset allocation targets. During the reporting period, the Fund’s underperformance relative to the Index was primarily due to exposures to the U.S. fixed income and emerging markets asset classes. Specifically, the underperformance of the Russell Strategic Bond Fund and the Russell Emerging Markets Fund hindered relative returns. Conversely, the component that contributed the most to relative performance was the Van Kampen Capital Growth Fund. The Fund’s allocations to these three funds were in line with the Index’s U.S. fixed income, emerging markets and U.S. large-cap growth allocations, respectively, during the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Asset Allocation as of 2/28/09 (Unaudited)

Fixed Income	75.6%
U.S. Equity	15.6
Global/International	6.5

Total Long-Term Investments	97.7
Total Repurchase Agreements	5.6
Liabilities in Excess of Other Assets	(3.3)

Net Assets	100.0%

The percentages expressed above were calculated by aggregating the investment portfolios of each underlying fund, in the proportion in which they are held by the fund.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/1/08 - 2/28/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	9/1/08	2/28/09	9/1/08-2/28/09

Class A
Actual	$1,000.00	$953.00	$1.40
Hypothetical	1,000.00	1,022.76	2.06
(5% annual return before expenses)
Class C
Actual	1,000.00	951.21	2.16
Hypothetical	1,000.00	1,021.67	3.16
(5% annual return before expenses)
Class I
Actual	1,000.00	953.21	0.55
Hypothetical	1,000.00	1,024.00	0.80
(5% annual return before expenses)
Class R
Actual	1,000.00	951.79	2.26
Hypothetical	1,000.00	1,021.52	3.31
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.41%, 0.63%, 0.16% and 0.66%, for Class A, C, I and R Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) except for “Actual” information which reflects the period from Commencement of Operations through February 28, 2009. The expense ratio for Class C Shares reflects actual 12b-1 fees of less than 1%. These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

The Investment Company Act of 1940 requires that the investment advisory agreement between the Fund and its investment adviser and the subadvisory agreement between the investment adviser and the investment subadviser be approved both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. The investment adviser and the investment subadviser are affiliates and the Board of Trustees considered the investment advisory agreement and the subadvisory agreement jointly. References herein to the investment advisory agreement include collectively the investment advisory agreement and the subadvisory agreement and references herein to the investment adviser include collectively the investment adviser and the investment subadviser.

At a meeting held on March 5, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser, at the request of the Board and Fund counsel, relating to the investment advisory agreement review process. The Board also considered information received about the model portfolio, the investment strategy, portfolio management team and projected fees and expenses of the Fund.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services to be provided by the investment adviser, the projected fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s projected expenses in providing the services and the projected profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale could be experienced in managing the Fund and noted the lack of proposed breakpoints given the proposed nature of the Fund’s portfolio. The Board of Trustees considered comparative advisory fees of the Fund, the affiliated underlying funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus projected assets of the Fund. The Board of Trustees also reviewed the potential benefit to the investment adviser of receiving research paid for by the Fund’s or the affiliated underlying funds’ assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates may derive from their relationship with the Fund. The Board noted the benefits to the investment adviser of using affiliated underlying funds versus unaffiliated underlying funds and discussed the investment adviser’s asset allocation methodology and underlying fund selection and monitoring process. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of the investment advisory agreement. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services to be Provided. The Board of Trustees considered the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions anticipated to be servicing the Fund and the affiliated underlying funds. The trustees discussed with the investment adviser the resources available in managing the Fund and the affiliated underlying funds. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discussed certain other services which are to be provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services to be provided by the investment adviser support its decision to approve the investment advisory agreement.

Projected Fees and Expenses of the Fund. The Board of Trustees reviewed the projected fees and expenses of the Fund compared to its peers. The trustees discussed with the investment adviser the performance goals in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser discussed emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance). The trustees noted how the Fund pays an advisory fee of 0.10% directly pursuant to the investment advisory agreement and how the Fund indirectly bears expenses of the underlying funds, which include affiliated underlying funds (whereby the investment adviser earns an investment advisory fee pursuant to an investment advisory agreement between the investment adviser and such affiliated underlying fund). The trustees discussed this arrangement with the Fund and discussed with the investment adviser the level of advisory fees for this Fund and the affiliated underlying funds relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees reviewed not only the advisory fee arrangement but other projected fees and expenses (whether payable to the adviser, its affiliates or others) and the Fund’s overall projected expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees expect to review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. At least annually, the trustees discuss with the investment adviser its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s projected expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. The Board of Trustees considered the projected size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s projected profitability, the trustees discussed with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to projected asset levels and/or whether the advisory fee structure reflects potential economies of scale as asset levels change. The Board has determined that its review of the potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. The Board of Trustees considered other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees reviewed with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen In Retirement Strategy Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)

	Number of
Description	Shares	Value

Investment Companies 97.7%
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	4,582	$444,546
Russell Emerging Markets Fund, Class Y	3,201	27,142
Russell International Developed Markets Fund, Class Y	2,327	44,704
Russell Strategic Bond Fund, Class Y	50,147	446,810
Russell U.S. Core Equity Fund, Class Y	4,921	78,244
Russell U.S. Small & Mid Cap Fund, Class Y	4,835	54,055
Van Kampen American Value Fund, Class I (a)	1,870	25,174
Van Kampen Capital Growth Fund, Class I (a)	2,716	17,408
Van Kampen Core Equity Fund, Class I (a)	2,637	11,921
Van Kampen Emerging Markets Fund, Class I (a)	709	5,060
Van Kampen Growth and Income Fund, Class I (a)	1,849	21,021
Van Kampen High Yield Fund, Class I (a)	20,952	152,527
Van Kampen International Growth Fund, Class I (a)	1,343	12,918
Van Kampen Mid Cap Growth Fund, Class I (a)	520	6,873

Total Long-Term Investments 97.7% (Cost $1,411,504)		1,348,403

Repurchase Agreements 5.6%
Banc of America Securities ($36,629 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.22%, dated 02/27/09, to be sold on 03/02/09 at $36,630)		36,629
Citigroup Global Markets, Inc. ($29,304 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.25%, dated 02/27/09, to be sold on 03/02/09 at $29,304)		29,304
Citigroup Global Markets, Inc. ($10,989 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.26%, dated 02/27/09, to be sold on 03/02/09 at $10,989)		10,989
State Street Bank & Trust Co. ($78 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 02/27/09, to be sold on 03/02/09 at $78)		78

Total Repurchase Agreements 5.6% (Cost $77,000)		77,000

Total Investments 103.3% (Cost $1,488,504)		1,425,403

Liabilities in Excess of Other Assets (3.3%)		(45,300)

Net Assets 100.0%		$1,380,103

Percentages are calculated as a percentage of net assets.

(a)	Affiliated Fund

See Notes to Financial Statements

Van Kampen In Retirement Strategy Fund
Financial Statements

Statement of Assets and Liabilities
February 28, 2009 (Unaudited)

Assets:
Investments in Underlying Affiliated Funds (Cost $268,275)	$252,902
Investments in Underlying Unaffiliated Funds (Cost $1,143,229)	1,095,501
Repurchase Agreements (Cost $77,000)	77,000
Cash	968
Receivables:
Investments Sold	3,699
Fund Shares Sold	2,222
Unamortized Offering Costs	47,076
Other	265

Total Assets	1,479,633

Liabilities:
Payables:
Distributor and Affiliates	18,209
Offering Expense	15,523
Investments Purchased	10,250
Income Distributions	421
Trustees’ Deferred Compensation and Retirement Plans	264
Accrued Expenses	54,863

Total Liabilities	99,530

Net Assets	$1,380,103

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,439,137
Accumulated Undistributed Net Investment Income	5,574
Accumulated Net Realized Loss	(1,507)
Net Unrealized Depreciation	(63,101)

Net Assets	$1,380,103

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $1,092,554 and 114,707 shares of beneficial interest issued and outstanding)	$9.52
Maximum sales charge (5.75%* of offering price)	0.58

Maximum offering price to public	$10.10

Class C Shares:
Net asset value and offering price per share (Based on net assets of $97,273 and 10,234 shares of beneficial interest issued and outstanding)	$9.50

Class I Shares:
Net asset value and offering price per share (Based on net assets of $95,192 and 10,000 shares of beneficial interest issued and outstanding)	$9.52

Class R Shares:
Net asset value and offering price per share (Based on net assets of $95,084 and 10,000 shares of beneficial interest issued and outstanding)	$9.51

*	On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen In Retirement Strategy Fund
Financial Statements  continued

Statement of Operations
For the Period October 23, 2008 (Commencement of Operations) to February 28, 2009 (Unaudited)

Investment Income:
Dividends From Underlying Affiliated Funds	$3,207
Dividends From Underlying Unaffiliated Funds	4,453
Interest	45

Total Income	7,705

Expenses:
Professional Fees	31,600
Offering	25,425
Reports to Shareholders	20,221
Accounting and Administrative Expenses	12,136
Transfer Agent Fees	8,527
Registration Fees	4,683
Custody	3,980
Trustees’ Fees and Related Expenses	2,503
Distribution (12b-1) and Service Fees
Class A	264
Class C	162
Class R	172
Investment Advisory Fee	209
Other	4,221

Total Expenses	114,103
Expense Reduction	113,167

Net Expenses	936

Net Investment Income	$6,769

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Realized Loss on Sales of Underlying Affiliated Fund Shares	$(518)
Realized Loss on Sales of Underlying Unaffiliated Fund Shares	(989)

Net Realized Loss	(1,507)

Unrealized Appreciation/Depreciation:
Beginning of the Period	-0-
End of the Period	(63,101)

Net Unrealized Depreciation During the Period	(63,101)

Net Realized and Unrealized Loss	$(64,608)

Net Decrease in Net Assets From Operations	$(57,839)

See Notes to Financial Statements

Van Kampen In Retirement Strategy Fund
Financial Statements  continued

Statement of Changes in Net Assets (Unaudited)

For the Period
October 23, 2008
(Commencement of
Operations) to
February 28, 2009

From Investment Activities:
Operations:
Net Investment Income	$6,769
Net Realized Loss	(1,507)
Net Unrealized Depreciation During the Period	(63,101)

Change in Net Assets from Operations	(57,839)

Distributions from Net Investment Income:
Class A Shares	(874)
Class C Shares	(121)
Class I Shares	(121)
Class R Shares	(79)

Total Distributions	(1,195)

Net Change in Net Assets from Investment Activities	(59,034)

From Capital Transactions:
Proceeds from Shares Sold	1,442,634
Net Asset Value of Shares Issued Through Dividend Reinvestment	774
Cost of Shares Repurchased	(4,271)

Net Change in Net Assets from Capital Transactions	1,439,137

Total Increase in Net Assets	1,380,103

Net Assets:
Beginning of the Period	-0-

End of the Period (Including accumulated undistributed net investment income of $5,574)	$1,380,103

See Notes to Financial Statements

Van Kampen In Retirement Strategy Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class A Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.10
Net Realized and Unrealized Loss	(0.57)

Total from Investment Operations	(0.47)
Less Distributions from Net Investment Income	0.01

Net Asset Value, End of the Period	$9.52

Total Return* (b)	–4.70% **
Net Assets at End of the Period (In millions)	$1.1
Ratio of Expenses to Average Net Assets* (c)	0.41%
Ratio of Net Investment Income to Average Net Assets*	2.86%
Portfolio Turnover	2% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	54.57%
Ratio of Net Investment Loss to Average Net Assets	(51.30% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.59% at February 28, 2009.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen In Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class C Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.12
Net Realized and Unrealized Loss	(0.61)

Total from Investment Operations	(0.49)
Less Distributions from Net Investment Income	0.01

Net Asset Value, End of the Period	$9.50

Total Return* (b) (c)	–4.88% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c) (d)	0.63%
Ratio of Net Investment Income to Average Net Assets* (c)	3.52%
Portfolio Turnover	2% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c) (d)	54.79%
Ratio of Net Investment Loss to Average Net Assets (c)	(50.64% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income/Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

(d)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.59% at February 28, 2009.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen In Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class I Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.14
Net Realized and Unrealized Loss	(0.61)

Total from Investment Operations	(0.47)
Less Distributions from Net Investment Income	0.01

Net Asset Value, End of the Period	$9.52

Total Return* (b)	–4.68% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c)	0.16%
Ratio of Net Investment Income to Average Net Assets*	3.94%
Portfolio Turnover	2% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	54.32%
Ratio of Net Investment Loss to Average Net Assets	(50.22% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.59% at February 28, 2009.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen In Retirement Strategy Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

October 23, 2008
(Commencement of
Operations) to
Class R Shares	February 28, 2009

Net Asset Value, Beginning of the Period	$10.00

Net Investment Income (a)	0.12
Net Realized and Unrealized Loss	(.60)

Total from Investment Operations	(.48)
Less Distributions from Net Investment Income	0.01

Net Asset Value, End of the Period	$9.51

Total Return* (b)	–4.82% **
Net Assets at End of the Period (In millions)	$0.1
Ratio of Expenses to Average Net Assets* (c)	.66%
Ratio of Net Investment Income to Average Net Assets*	3.44%
Portfolio Turnover	2% **
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c)	54.82%
Ratio of Net Investment Loss to Average Net Assets	(50.72% )

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of up to .50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

(c)	Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds was 0.59% at February 28, 2009.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen In Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen In Retirement Strategy Fund (the “Fund”) is organized as a series of the Van Kampen Retirement Strategy Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek current income consistent with preservation of capital. The Fund invests primarily in other funds (the “Underlying Funds”). Each Underlying Fund has its own investment objective and principal investment strategy. The different Underlying Funds invest in varying percentages of equity securities and/or fixed income securities. The Fund commenced investment operations on October 23, 2008. The Fund offers Class A Shares, Class C Shares, Class I Shares and Class R Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective October 23, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Van Kampen In Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$1,348,403
Level 2—Other Significant Observable Inputs	77,000
Level 3—Significant Unobservable Inputs	-0-

Total	$1,425,403

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expense Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund incurs a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense“ and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service.

Van Kampen In Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

At February 28, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$1,490,027

Gross tax unrealized appreciation	$-0-
Gross tax unrealized depreciation	(64,624)

Net tax unrealized depreciation on investments	$(64,624)

E. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

F. Offering Costs Offering costs are amortized, on a straight-line basis, over a twelve month period.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .10% of the average daily net assets of the Fund. The Fund also indirectly bears the investment advisory fees (and other expenses) of the Underlying Funds.
The adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Limited (the “Subadviser”) to provide advisory services to the Fund and the Adviser with respect to the Fund’s investments. The adviser pays 54% of its investment advisory fee to the Subadviser.
The Fund’s Adviser is currently waiving or reimbursing all or a portion of the Fund’s advisory fees or other expenses. This resulted in net expense ratios of 0.41%, 0.63%, 0.16% and 0.66% for Classes A, C, I and R Shares, respectively. The fee waivers or expense reimbursements are voluntary. After August 31, 2009, they can be discontinued at any time. For the period ended February 28, 2009, the Adviser waived or reimbursed approximately $113,200 of its advisory fees or other expenses.
For the period ended February 28, 2009, the Fund recognized expenses of approximately $700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the period ended February 28, 2009, the Fund recognized expenses of approximately $21,300 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of

Van Kampen In Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

“Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc.(VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended February 28, 2009, the Fund recognized expenses of approximately $8,400 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $300 are included in “Other” assets on the Statement of Assets and Liabilities at February 28, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the period ended February 28, 2009, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund’s Class A Shares of approximately $1,700. Sales charges do not represent expenses of the Fund.
At February 28, 2009, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 10,000 shares of Class A, 10,000 shares of Class C, 10,000 shares of Class I and 10,000 shares of Class R shares.

Van Kampen In Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

3. Capital Transactions
For the period ended February 28, 2009, transactions were as follows:

	For The
	Period Ended
	February 28, 2009
	Shares	Value

Sales:
Class A	115,056	$1,140,412
Class C	10,234	102,222
Class I	10,000	100,000
Class R	10,000	100,000

Total Sales	145,290	$1,442,634

Dividend Reinvestment:
Class A	81	$774
Class C	-0-	-0-
Class I	-0-	-0-
Class R	-0-	-0-

Total Dividend Reinvestment	81	$774

Repurchases:
Class A	(430)	$(4,271)
Class C	-0-	-0-
Class I	-0-	-0-
Class R	-0-	-0-

Total Repurchases	(430)	$(4,271)

4. Investment in Underlying Funds
During the period, the cost of purchases and proceeds from sales of investments in Underlying Funds were $1,426,914 and $13,903, respectively.

5. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class C Shares and Class R Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to .50% of Class R average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
All distribution expenses incurred by the Distributor have been reimbursed by the Fund which has resulted in a reduced distribution fee for Class C Shares. To the extent distribution expenses are incurred by the Distributor in the future, these amounts may be recovered from subsequent payments under the distribution plan or CDSC.

Van Kampen In Retirement Strategy Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

6. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Van Kampen In Retirement Strategy Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer

Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036
Investment Subadviser
Morgan Stanley Investment
Management Limited
25 Cabot Square
Canary Wharf, London
United Kingdom E14 4QA

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen In Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen In Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen In Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen In Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen In Retirement Strategy Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

249, 357, 624, 509
INRSSAN 4/09
IU09-01635P-Y02/09

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics – Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Retirement Strategy Trust

By:	/s/ Edward C. Wood III
Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:   April 16, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III
Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:   April 16, 2009

By:	/s/ Stuart N. Schuldt
Name:	Stuart N. Schuldt
Title:	Principal Financial Officer
Date:   April 16, 2009